As filed with the Securities and Exchange Commission on October 18, 2002

Securities Act Registration No. 333-

Investment Company Registration No. 811-7390

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                          Pre-Effective Amendment No. ___                    [_]
                          Post-Effective Amendment No. ___                   [_]
                                    and/or
                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     [X]
                               AMENDMENT NO. 7                               [X]

                       Boulder Growth & Income Fund, Inc.

               (Exact Name of Registrant as Specified In Charter)

                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301
                    (Address of Principal Executive Offices)

                                 (303) 444-5483
              (Registrant's Telephone Number, including Area Code)

                                Stephen C. Miller
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Rose F. DiMartino, Esq.
                           Willkie Farr and Gallagher
                               787 Seventh Avenue
                            New York, NY 100019-6099


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

     It is proposed that the filing will become effective when declared effective pursuant to Section 8(c). [x]

     This amendment designates a new effective date for a previously filed registration statement. [ ]

     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ___________________. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

==============================================================================================================================
                                                                          Proposed           Proposed
                Title of Securities                  Amount Being     Maximum Offering    Maximum Aggregate      Amount of
                 Being Registered                     Registered       Price per Unit    Offering Price (1)   Registration Fee
------------------------------------------------------------------------------------------------------------------------------
Shares of Common Stock, par value $.01 per share   5,663,892 shares        $5.15           $29,169,043.00         $2,683.55
------------------------------------------------------------------------------------------------------------------------------

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average closing sales prices reported on the New York Stock Exchange during the 5-day period ending on October 17, 2002.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                       BOULDER GROWTH & INCOME FUND, INC.

                                     Form N2

                              CROSS REFERENCE SHEET

                           Parts A and B of Prospectus

Item                                  Caption                                                Location in Prospectus
----                                  -------                                                ----------------------
Item 1.    Outside Front Cover.........................................   Front Cover Page

Item 2.    Inside Front and Outside Back Cover Page....................   Front Cover Page

Item 3.    Fee Table and Synopsis......................................   Prospectus Summary and Fee Table

Item 4.    Financial Highlights........................................   Financial Highlights

Item 5.    Plan of Distribution........................................   Not Applicable

Item 6.    Selling Shareholders........................................   Not Applicable

Item 7.    Use of Proceeds.............................................   Use of Proceeds; Investment Objective and Policies

Item 8.    General Description of the Registrant.......................   Cover Page; Prospectus Summary; The Fund; Risk
                                                                          Factors and Special Considerations; Capital
                                                                          Stock and Other Securities; Investment Objective and
                                                                          Policies

Item 9.    Management..................................................   Prospectus Summary; Management of the Fund;
                                                                          Portfolio Transactions; Custodians and
                                                                          Transfer Agency;

Item 10.   Capital Stock, Long-Term Debt, and Other Securities.........   The Offer; Capital Stock and Other Securities;
                                                                          Dividends and Distributions; Automatic Dividend
                                                                          Reinvestment and Voluntary Cash Purchase
                                                                          Plan; Taxation

Item 11.   Defaults and Arrears on Senior Securities...................   Not Applicable

Item 12.   Legal Proceedings...........................................   Not Applicable

Item 13.   Table of Contents of the Statement of Additional               Table of Contents of the  Statement of Additional
           Information.................................................   Information

Item 14.   Cover Page.................................................    Front Cover Page

Item 15.   Table of Contents..........................................    Front Cover Page

Item 16.   General Information and History............................    Not Applicable

Item 17.   Investment Objective and Policies..........................    Investment Objective and Policies;

                                                                          Investment Policies and Techniques; Investment
                                                                          Restrictions

Item 18.   Management.................................................    Management of the Fund

Item 19.   Control Persons and Principal Holders of Securities........    Management of the Fund

Item 20.   Investment Advisory and Other Services.....................    Management of the Fund

Item 21.   Brokerage Allocation and Other Practices...................    Portfolio Transactions

Item 22.   Tax Status.................................................    Taxation

Item 23.   Financial Statements.......................................    Financial Statements

     Part C-Other Information

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

The information in this Prospectus is not complete and may be changed. A registration statement relating to the Securities has been filed with the Securities and Exchange Commission. We may not sell these securities until this registration statement is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED OCTOBER 18, 2002

PROSPECTUS

                      5,663,892 RIGHTS FOR 5,663,892 SHARES
                       BOULDER GROWTH & INCOME FUND, INC.
                                  COMMON STOCK

The Boulder Growth & Income Fund, Inc. (the "Fund") is issuing transferable rights ("Rights") to its shareholders. These Rights will allow you to subscribe for new shares of common stock of the Fund (the "Common Stock"). For every one Right you receive, you will be entitled to buy one new share of the Common Stock. You will receive one Right for each outstanding Fund share you own on (RecordDate) (the "Record Date"). The number of Rights to be issued to a shareholder on the Record Date will be rounded down to the nearest whole number of Rights. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights Offering (the "Offering"), subject to limitations discussed in this Prospectus.

The Rights are transferable and will be listed for trading on the New York Stock Exchange ("NYSE") under the symbol "BIF RT". The Fund's shares of Common Stock are also listed, and the shares issued pursuant to this Offering will be listed, on the NYSE under the symbol "BIF." On (EstimatedPricingDate), the last reported net asset value per share of the Fund's shares was $(BaselineShareNAV) and the last reported sales price of a share on the NYSE was $________ . The subscription price per share (the "Subscription Price") will be 95% of the lesser of (a) the NAV on (PricingDate) (the "Pricing Date"), or (b) the average volume-weighted sales price of a share on the NYSE on the Pricing Date and the four immediately preceding trading days.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON (ExpirationDate) (the "Expiration Date"), unless the Offering is extended as discussed in this Prospectus. SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE AVAILABILITY OF THE FUND'S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS. ONCE YOU SUBSCRIBE FOR YOUR SHARES AND THE FUND RECEIVES PAYMENT OR GUARANTEE OF PAYMENT, YOU WILL NOT BE ABLE TO CHANGE YOUR DECISION.

For additional information, please call Georgeson Shareholder Communications Inc. (the "Information Agent") toll free at (GeorgesonTollFreeNo).

Boulder Growth & Income Fund, Inc. is a closed-end, non-diversified management investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both dividend paying common stocks and fixed income securities. The Fund typically invests in common stocks of U.S.-based companies, although it is not limited to investing in the U.S. stock market.

Boulder Investment Advisers, LLC ("BIA") and Stewart Investment Advisers ("SIA") (collectively the "Advisers") act as the investment advisers to the Fund. The address of the Fund and BIA is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and their common telephone number is (303) 444-5483. SIA, whose legal name is Stewart West Indies Trading Company, Ltd., resides at Bellerive, Queen Street, St. Peter, Barbados.

An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund's objective will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF THE FUND, SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE 7 OF THIS PROSPECTUS.

          NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
       SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES
                 OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR
       COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

====================================================================================================
            Estimated Subscription Price   Estimated Sales Load   Estimated Proceeds to the Fund (2)
====================================================================================================
Per Share           $_______(1)                    None                          $
Total               $                              None                          $
====================================================================================================

(1) Since the Subscription Price will not be determined until after printing and distribution of this Prospectus, the Subscription Price above is estimated based on the closing price of a Share on (EstimatedPricingDate) (the last Friday on which the Fund's shares traded prior to printing this Prospectus) and applying the pricing formula set forth on the Cover Page and described below under "Subscription Price" (i.e., 95% of the lesser of (a) the NAV on (EstimatedPricingDate) or (b) the average volume-weighted sales price of the Fund's shares on the NYSE on (EstimatedPricingDate), and the four preceding trading days) (the "Estimated Subscription Price"). See "Subscription Price" and "Payment For Shares" below.

(2) Proceeds to the Fund before deduction of expenses incurred by the Fund in connection with the Offering which are estimated to be $(EstimatedOfferingExpenses). Funds received by check prior to the final due date of this Offer will be deposited in a segregated interest-bearing account pending allocation and distribution of shares. Interest on subscription monies will be paid to the Fund regardless of whether shares are issued by the Fund.

Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offering you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund for each new share sold are likely to be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value or market value per share will be when the Offering expires or what proportion of the Rights will be exercised. Certain persons affiliated with the Fund and the Advisers referred to herein as the Horejsi Affiliates (defined below), who may be deemed to control the Fund, may purchase shares in the Offering through the primary subscription and the over-subscription privilege in such manner and on the same terms as other shareholders.

This Prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated (SAIDate) (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page [ ] of this Prospectus, may be obtained without charge by contacting the Fund's Co-Administrator (PFPC, Inc.) at (____) __________. The SAI will be sent within two business days of receipt of a request. All other shareholder inquiries should be directed to EquiServe, Boston, MA ( the "Subscription Agent") at (800) 336-6983 or (781) 575-2000.

                                TABLE OF CONTENTS

TABLE OF CONTENTS..............................................................1
PROSPECTUS SUMMARY.............................................................2
   PURPOSE AND SUMMARY OF THE OFFERING.........................................2
   BOARD CONSIDERATIONS; SHAREHOLDER APPROVED RIGHTS OFFERING..................2
   IMPORTANT TERMS OF THE OFFERING.............................................4
   IMPORTANT DATES FOR THE OFFERING............................................4
   KEY ELEMENTS OF THE OFFERING................................................4
INFORMATION REGARDING THE FUND.................................................7
RISK FACTORS AND SPECIAL CONSIDERATIONS........................................7
   DILUTION....................................................................7
   DISCOUNT FROM NET ASSET VALUE...............................................7
   REPURCHASE AND CHARTER PROVISIONS...........................................7
   NON-DIVERSIFIED STATUS......................................................7
   INDUSTRY RISKS AND RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS.............8
   FOREIGN SECURITIES..........................................................8
   DEPENDENCE ON KEY PERSONNEL.................................................8
   LEVERAGING..................................................................8
FEE TABLE......................................................................8
   SHAREHOLDER TRANSACTION EXPENSES............................................8
   ANNUAL FUND EXPENSES........................................................8
FINANCIAL HIGHLIGHTS...........................................................9
THE OFFERING..................................................................10
   TERMS OF THE OFFERING......................................................10
   PURPOSE OF THE OFFERING....................................................10
   REASONS FOR CONDUCTING THE OFFERING........................................11
   THE SUBSCRIPTION PRICE.....................................................12
   OVER-SUBSCRIPTION PRIVILEGE................................................12
   EXPIRATION OF THE OFFERING.................................................12
   SALES BY SUBSCRIPTION AGENT................................................13
   METHOD OF TRANSFERRING RIGHTS..............................................13
   METHOD OF EXERCISING RIGHTS................................................13
   SUBSCRIPTION AGENT.........................................................14
   PAYMENT FOR SHARES.........................................................14
   DELIVERY OF STOCK CERTIFICATES.............................................15
   FOREIGN RESTRICTIONS.......................................................15
   FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE OFFERING...............16
   EMPLOYEE PLAN CONSIDERATIONS...............................................17
INFORMATION ABOUT THE FUND....................................................18
   THE FUND...................................................................18
MANAGEMENT OF THE FUND........................................................18
   BOARD OF DIRECTORS.........................................................18
   INFORMATION REGARDING THE ADVISERS AND ADMINISTRATOR.......................18
   BENEFIT TO THE ADVISERS AND ADMINISTRATOR..................................19
USE OF PROCEEDS...............................................................19
   THE INVESTMENT CO-ADVISORY AGREEMENTS......................................20
   ADMINISTRATION AGREEMENT...................................................20
   EXPENSES OF THE FUND.......................................................21
MARKET PRICE AND NET ASSET VALUE INFORMATION..................................21
INVESTMENT OBJECTIVE AND POLICIES.............................................21
   INVESTMENT OBJECTIVE.......................................................21
   INVESTMENT POLICIES........................................................21
   OTHER INVESTMENT TECHNIQUES................................................22
   RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS...............................22
   INVESTMENT PHILOSOPHY......................................................23
   DIVIDENDS AND DISTRIBUTIONS................................................23
   DIVIDEND REINVESTMENT PLAN.................................................24
   TAXATION OF THE FUND.......................................................24
   TAXATION OF SHAREHOLDERS...................................................25
   STATE AND LOCAL TAX MATTERS................................................26
DETERMINATION OF NET ASSET VALUE..............................................26
   REPURCHASE OF COMMON SHARES................................................26
   CAPITALIZATION.............................................................26
   RIGHTS WITH REGARD TO DIVIDENDS, VOTING AND LIQUIDATION....................26

   COMMON STOCK...............................................................26
   PREFERRED STOCK............................................................27
   ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS........................27
   OTHER SERVICE PROVIDERS....................................................28
   REPORTS TO SHAREHOLDERS....................................................28
   AVAILABLE INFORMATION......................................................28
   STATEMENT OF ADDITIONAL INFORMATION........................................29
   STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS....................29
   SIGNATURES.................................................................29

                               PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offering fully, you should read the entire document carefully, including the risk factors.

PURPOSE AND SUMMARY OF THE OFFERING. The Board of Directors of the Fund (the "Board") has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. In addition, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE. The Offering seeks to reward existing shareholders by giving them the right to purchase additional shares at a price below market and/or net asset value without incurring any commission or other transaction charges. The distribution to shareholders of transferable rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund. See "Reasons for Conducting The Offering" below. At a meeting on July 22, 2002, the Board recommended that shareholders approve a transferable rights offering (the "Offering"), the substantive terms of which would permit shareholders to acquire one new share of the Fund for each share held (i.e., a one-for-one rights offering) for a subscription price equal to 95% of the lesser of net asset value ("NAV") or the volume-weighted average market price on the expiration date of the Offering and the four immediately preceding trading days.

BOARD CONSIDERATIONS; SHAREHOLDER APPROVED RIGHTS OFFERING. On April 26, 2002, at a regularly scheduled meeting of the Board, Management recommended that the Board consider conducting a rights offering and distributed extensive materials regarding an overview of rights offerings as well as the legal, practical and financial issues that the Board must consider in coming to a decision to approve a rights offering or to recommend such a proposal to shareholders. At this meeting, although the Board considered the viability of a rights offering for the Fund in general terms, it nonetheless resolved to have Management supplement and expand its analysis and present a formal and more detailed proposal for a rights offering at the next regularly scheduled meeting. At the April meeting, the independent members of the Board (the "Independent Directors") also resolved to engage an independent and disinterested consultant to advise the Board, and particularly the Independent Directors, on the viability and appropriateness of a rights offering for the Fund.

After the April meeting, the Independent Directors interviewed qualified financial consultants with experience in the closed-end fund industry and, after unanimous agreement among the Independent Directors, selected and engaged Thomas
J. Herzfeld, Inc. ("Herzfeld"), an organization recognized as an expert the field of closed-end investment companies, to prepare an extensive analysis of rights offerings and their viability and appropriateness vis-a-vis the Fund.

At the Board's regularly scheduled meeting in July 2002, Management provided additional requested analysis and a formal proposal for the Offering. At the request of counsel for the Independent Directors, Management provided additional requested research, analysis and background material regarding the proposed Offering. Prior to the July meeting, representatives of Herzfeld presented to the Board and Management a written analysis of rights offerings and specific recommendations regarding the proposed Offering. Representatives of Herzfeld also attended the July meeting and made an oral presentation of their materials, entertained questions from the Board, Management, the Advisers, the Fund's counsel and counsel for the Independent Directors, and met privately with the Independent Directors, their counsel and the Fund's counsel to discuss the Offering. In summary, Herzfeld advised the Board that in its view a "well-structured and well-timed rights offering can be a good way for BIF to raise capital at this time, if this additional capital will allow the Fund to take advantage of investment opportunities, reduce expenses, (emphasis added) and in general help the Fund achieve its particular long-term investment objectives." Following those discussions, and based on recommendations from Herzfeld, the Board, including all of the Independent Directors, determined that the pricing of the Offering should be 95%

(rather than the 90% recommended by Fund Management) of the lower of NAV or market price, taking into account the lower dilution likely to result from the higher price and historical information supplied by Herzfeld supporting a conclusion that the higher price should not jeopardize the success of the Offering.

The Board then determined to submit the Offering to shareholders for approval at the annual meeting of the Fund scheduled for October 1, 2002. Under the Investment Company Act of 1940 (the "1940 Act"), because the Offering would be at an exchange ratio of one-share-for-each-right-issued, a ratio that is higher than most rights offerings by other investment companies (e.g., one-share-for-three-rights-issued), the Offering would require approval by a "majority of the shareholders" (i.e., a per capita majority or "head-count" majority) which contrasts with the typical voting requirement of a "majority of the shares". In a "head-count" majority, each shareholder, regardless of the shares held, counts as one vote. In addition to the required "head-count" vote, the Board voluntarily imposed an additional voting requirement that the Offering also be approved by an "absolute majority of the outstanding shares" (i.e., 50% of the outstanding shares would also have to support the Offering).

Finally, the Independent Directors conditioned their approval of the Offering on
(1) the Advisers agreeing to waive one-half of any advisory fees which would be charged against the uninvested proceeds from the Offering until such time as 50% or more of the proceeds have been invested in common stock equities in accordance with the Fund's investment objective and (2) the Fund's administrator agreeing to cap the Fund's expense ratio for the one-year period following the Offering at the level in effect on the expiration of the Offering, excluding extraordinary expenses. The Advisers and the Fund's administrator have agreed to both of these conditions.

On September 3, 2002, subject to the voting requirements and conditions mentioned above, the Fund issued its Annual Proxy recommending, among other things, that shareholders approve the Offering. As the Fund has experienced in the past, shareholder participation in the proxy process has been generally low and thus additional solicitation of shareholder support of the Offering was required, especially in light of the relatively short solicitation period. On the meeting date, October 1, 2002, the Offering had received the requisite absolute majority (54.36% of outstanding shares) and had received overwhelming support of those shares voting (e.g., 81%). Nonetheless, the proposal fell short of the requisite per capita or head-count vote (e.g., 50%-plus-one). Consequently, shareholders present at the meeting resolved to adjourn with respect to the proposed Offering until such time as the requisite head-count could be achieved.

At a meeting held on October 15, 2002, shareholders approved the Offering, the substantive terms of which would permit shareholders to acquire one new share of the Fund for each share held (i.e., a one-for-one rights offering) for a subscription price equal to 95% of the lesser of (a) the NAV on (EstimatedPricingDate) or (b) the average volume-weighted sales price of the Fund's shares on the NYSE on (EstimatedPricingDate), and the four preceding trading days. At this meeting, the Offering received the support of 61.76% of the outstanding shares, 79.88% of the shares voting, and 50.44% of the shareholders (i.e., the per capita vote or head-count).

At the regularly scheduled Board meeting held on October 14, 2002, in anticipation that the head-count would be achieved, the Independent Directors asked Management whether, notwithstanding shareholder support of the Offering, market conditions and the Fund's economics had changed sufficiently to warrant either a delay or abandonment of the Offering. At this meeting Management offered additional data supporting the proposition that the Offering would reduce the Fund's expense ratio and that market conditions had changed (i.e., declined) in such a way as to present the Fund and its Advisers with more investment opportunities. Notwithstanding a decline in the Fund's NAV and consequently a reduction in the net proceeds expected to be raised in the Offering, the Board, including the unanimous support of the Independent Directors, resolved to approve and move forward with the Offering. Thereafter, at a special meeting held on October ___, 2002, held for the purpose of approving this Prospectus, the Board again determined that the market conditions, the Fund's NAV and the condition of the Fund in general, and the affect that the Offering would have on the Fund's expense ratio, warranted moving forward with the Offering. The Board, including the unanimous approval by the Independent Directors, approved the final terms of the Offering at this meeting. Nonetheless, there can be no assurances that the Offer will be successful or that by ______________ of the Fund, its expense ratio will be reduced.

IMPORTANT TERMS OF THE OFFERING
--------------------------------------------------------------------------------

Total number of shares available for      5,663,892
primary subscription

Number of Rights you will receive for     One Right for every one share('D')
each outstanding share you own on the
Record Date

Subscription Price                        95% of the lesser of (a) the NAV on
                                          (EstimatedPricingDate) or (b) the
                                          average volume-weighted sales price of
                                          the Fund's shares on the NYSE on
                                          (EstimatedPricingDate), and the four
                                          preceding trading days.

Estimated Subscription Price              $(ProposedSubscriptionPrice)

'D' The number of Rights to be issued to a shareholder on the Record Date will be rounded down to the nearest whole number of Rights.

IMPORTANT DATES FOR THE OFFERING
--------------------------------------------------------------------------------

Record Date                               (RecordDate)

Subscription Period                       (SubsciptionBeginDate) to
                                          (SubscriptionEndDate)

Expiration Date and Pricing Date of the   (ExpirationDate)'DD'
Offering

Subscription Certificate and Payment of
Shares Due(*)

Notice of Guaranteed Delivery Due(*)

Confirmation to Participants              (ConfirmationDate)

Final Payment of Shares (if any) Due

'DD' Unless the Offering is extended to a date no later than (ExtensionDeadlineDate).

* Record Date Shareholders (defined below) exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

KEY ELEMENTS OF THE OFFERING
--------------------------------------------------------------------------------

o    ONE-FOR-ONE OFFERING                 The Offering will give shareholders
                                          of record the "right" to purchase
                                          one new share of the Fund for each
                                          full share held. For example, if
                                          you own 100 shares on the announced
                                          record date, you will receive 100
                                          Rights entitling you to purchase
                                          100 new shares of the Fund.
                                          Shareholders will be able to
                                          exercise all or some of their
                                          Rights. However, shareholders who
                                          do not exercise all of their Rights
                                          will not be able to participate in
                                          the Over-Subscription Privilege.
                                          See "Over-Subscription Privilege"
                                          below.

o    TRANSFERABLE RIGHTS                  The Rights issued in the Offering
                                          will be "transferable", will be
                                          traded on the NYSE and will afford
                                          non-subscribing shareholders the
                                          option of selling their Rights on
                                          the NYSE or through the
                                          Subscription Agent. Selling the
                                          Rights allows a non-exercising
                                          shareholder (i.e., a shareholder
                                          who does not wish to purchase
                                          additional shares) the ability to
                                          offset some of the dilution which
                                          would otherwise occur. See
                                          discussion of "Dilution" below. In
                                          contrast, in a non-transferable
                                          rights offering (i.e., an offering
                                          where the rights cannot be traded),
                                          non-exercising shareholders would
                                          experience full dilution. There can
                                          be no assurance that a liquid
                                          trading market will develop for the
                                          Rights or that the price at which
                                          such Rights trade will approximate
                                          the amount of dilution otherwise
                                          realized by a non-exercising
                                          shareholder. The period during
                                          which Rights will trade will be
                                          limited and, upon expiration of the
                                          Offering, the Rights will cease to
                                          trade and will have no residual
                                          value.

o    SUBSCRIPTION PRICE                   Under the Offering, new shares will
                                          be sold at a price equal to 95% of
                                          the lesser of (a) the NAV on the
                                          expiration date of the Offering
                                          (the "Pricing Date") or (b) the
                                          volume-weighted average sales price
                                          of a share on the NYSE on the
                                          Pricing Date and the four
                                          immediately preceding trading days.
                                          Management believes that this
                                          pricing formula (versus a higher
                                          percentage discount or a
                                          pre-determined fixed price) will
                                          provide an incentive to
                                          shareholders (as well as others who
                                          might trade in the transferable
                                          Rights) to participate in the
                                          Offering.

o    OVER-SUBSCRIPTION PRIVILEGE          If all of the Rights initially
                                          issued are not exercised by
                                          shareholders on the Record Date,
                                          any unsubscribed shares will be
                                          offered to other Record Date
                                          shareholders who have fully
                                          exercised the Rights initially
                                          issued to them and who wish to
                                          acquire additional shares. If
                                          shares are insufficient to honor
                                          all over-subscriptions, the
                                          available shares will be allocated
                                          pro-rata among those who
                                          over-subscribe based on the number
                                          of Rights originally issued to
                                          them. The Horejsi Affiliates may or
                                          may not exercise their
                                          Over-Subscription Privilege. If the
                                          Horejsi Affiliates fully exercise
                                          their Over-Subscription Privilege,
                                          under certain circumstances (e.g.,
                                          low shareholder participation in
                                          the Offering, the trading of the
                                          Rights and the over-subscription
                                          privilege), the Horejsi Affiliates
                                          could substantially increase their
                                          percentage ownership in the Fund at
                                          an advantageous price.

o    METHOD FOR EXERCISING RIGHTS         Except as described below,
                                          subscription certificates
                                          evidencing the Rights
                                          ("Subscription Certificates") will
                                          be sent to Record Date shareholders
                                          or their nominees. If you wish to
                                          exercise your Rights, you may do so
                                          in the following ways:

                                          1. Complete and sign the
                                          Subscription Certificate. Enclose
                                          it in the envelope provided,
                                          together with payment in full and
                                          mail or deliver the envelope to the
                                          Subscription Agent at the address
                                          indicated on the Subscription
                                          Certificate calculating the total
                                          payment on the basis of the
                                          Estimated Subscription Price of
                                          (ProposedSubscriptionPrice) per
                                          share (i.e., the estimated
                                          subscription price based on the
                                          Fund's NAV and market price on
                                          (EstimatedPricingDate)). Your
                                          completed and signed Subscription
                                          Certificate and payment must be
                                          received by the Expiration Date. A
                                          PAYMENT PURSUANT TO THIS METHOD
                                          MUST BE IN UNITED STATES DOLLARS BY
                                          MONEY ORDER OR CHECK DRAWN ON A
                                          BANK LOCATED IN THE UNITED STATES,
                                          MUST BE PAYABLE TO THE BOULDER
                                          GROWTH & INCOME FUND, INC. AND MUST
                                          ACCOMPANY AN EXECUTED SUBSCRIPTION
                                          CERTIFICATE FOR SUCH SUBSCRIPTION
                                          CERTIFICATE TO BE ACCEPTED.

                                          2. Contact your broker, banker or
                                          trust company, which can arrange,
                                          on your behalf, to guarantee
                                          delivery of payment and delivery of
                                          a properly completed and executed
                                          Subscription Certificate pursuant
                                          to a notice of guaranteed delivery
                                          ("Notice of Guaranteed Delivery")
                                          by the close of business on the
                                          third business day after the
                                          Expiration Date. A fee may be
                                          charged for this service. The
                                          Notice of Guaranteed Delivery must
                                          be received by the Expiration Date.

                                          Rights holders will have no right
                                          to rescind a purchase after the
                                          Subscription Agent has received the
                                          Subscription Certificate or Notice
                                          of Guaranteed Delivery. See "The
                                          Offer--Method of Exercising Rights"
                                          and "The Offer--Payment for
                                          Shares."

                                          The Subscription Agent will deposit
                                          all checks received by it prior to
                                          the final due date into a
                                          segregated interest bearing account
                                          at [Mellon Investor Services, LLC]
                                          pending distribution of the shares
                                          from the Offering. All interest
                                          will accrue to the benefit of the
                                          Fund and investors will not earn
                                          interest on payments submitted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO EQUISERVE AT (800) 336-6983 OR (781)
                                    575-2000
--------------------------------------------------------------------------------

o    SALE OF RIGHTS                       The Rights are transferable until
                                          the Expiration Date and will be
                                          admitted for trading on the NYSE.
                                          Although no assurance can be given
                                          that a market for the Rights will
                                          develop, trading in the Rights on
                                          the NYSE will begin three Business
                                          Days prior to the Record Date and
                                          may be conducted until the close of
                                          trading on the last NYSE trading
                                          day prior to the Expiration Date.
                                          The value of the Rights, if any,
                                          will be reflected by the market
                                          price. Rights may be sold by
                                          individual holders or may be
                                          submitted to the Subscription Agent
                                          for sale. Any Rights submitted to
                                          the Subscription Agent for sale
                                          must be received by the
                                          Subscription Agent on or before
                                          (RightsSubmissionDeadlineDate), one
                                          business day prior to the
                                          Expiration Date, due to normal
                                          settlement procedures. Trading of
                                          the Rights on the NYSE will be
                                          conducted on a when-issued basis
                                          until and including the date on
                                          which the Subscription Certificates
                                          are mailed to Record Date
                                          shareholders and thereafter will be
                                          conducted on a regular way basis
                                          until and including the last NYSE
                                          trading day prior to the Expiration
                                          Date. The shares will begin trading
                                          ex-Rights two Business Days prior
                                          to the Record Date. If the
                                          Subscription Agent receives Rights
                                          for sale in a timely manner, it
                                          will use its best efforts to sell
                                          the Rights on the NYSE. Any
                                          commissions will be paid by the
                                          selling Rights holders. Neither the
                                          Fund nor the Subscription Agent
                                          will be responsible if Rights
                                          cannot be sold and neither has
                                          guaranteed any minimum sales price
                                          for the Rights. For purposes of
                                          this Prospectus, a "Business Day"
                                          shall mean any day on which trading
                                          is conducted on the NYSE.

--------------------------------------------------------------------------------
    Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.
--------------------------------------------------------------------------------

o    OFFERING FEES AND EXPENSES           The Fund expects to incur
                                          approximately
                                          (EstimatedOfferingExpenses) of
                                          expenses in connection with the
                                          Offering: See "Fees and Expenses of
                                          The Offering" below.

o    RESTRICTIONS ON FOREIGN              The Fund will not mail Subscription
     SHAREHOLDERS                         Certificates to shareholders whose
                                          record addresses are outside the
                                          United States or who have an APO or
                                          FPO address. Shareholders whose
                                          addresses are outside the United
                                          States or who have an APO or FPO
                                          address and who wish to subscribe to
                                          the Offering either partially or in
                                          full should contact the Subscription
                                          Agent, EquiServe, by written
                                          instruction or recorded telephone
                                          conversation no later than three
                                          Business Days prior to the Expiration
                                          Date. If the Subscription Agent has
                                          received no instruction by such date,
                                          the Subscription Agent will attempt to
                                          sell all Rights and remit the net
                                          proceeds, if any, to such
                                          shareholders. If the Rights can be
                                          sold, sales of these Rights will be
                                          deemed to have been effected at the
                                          weighted average price received by the
                                          Subscription Agent on the day the
                                          Rights are sold, less any applicable
                                          brokerage commissions, taxes and other
                                          expenses.

o    USE OF PROCEEDS                      The net proceeds of the Offering
                                          are estimated to be approximately
                                          (NetProceedstoFund). This figure is
                                          based on the Estimated Subscription
                                          Price per share of
                                          (ProposedSubscriptionPrice) and
                                          assumes all shares offered are sold
                                          and that the expenses related to
                                          the Offering estimated at
                                          approximately
                                          (EstimatedOfferingExpenses) are
                                          paid. The Advisers anticipate that
                                          it will take approximately six
                                          months for the Fund to invest these
                                          proceeds in accordance with its
                                          investment objective and policies
                                          under current market conditions.
                                          Pending investment, the proceeds
                                          will be invested in certain
                                          short-term debt instruments. See
                                          "Use of Proceeds" below.

o    RISK FACTORS                         See "Risk Factors and Special
                                          Considerations" below.

                         INFORMATION REGARDING THE FUND

Boulder Growth & Income Fund, Inc. is a non-diversified, closed-end management investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both investments in dividend paying common stocks and fixed income securities. The Fund typically invests in securities of U.S.-based companies. See "Investment Objective and Policies". No assurance can be given that the Fund's investment objective will be achieved. As of (BaselineDataDate), the Fund had 5,663,892 shares of Common Stock outstanding. The Fund's common shares are traded on the NYSE under the symbol "BIF." The average weekly trading volume of the Common Stock on the NYSE during the period from January 1, 2002 through September 30, 2002 was _______ shares. As of (BaselineDataDate), the net assets of the Fund were approximately (BaselineTotalNAV). Also see "Management of the Fund" in the SAI.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Following is a summary of some of the matters that you should consider before investing in the Fund through the Offering:

DILUTION. Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offering you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund for each new share sold are likely to be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be when the Offering expires or what proportion of the Rights will be exercised. For example, assuming that all Rights are exercised and the Subscription Price is (ProposedSubscriptionPrice), which is 95% of the lesser of the Fund's weighted-average market price or its asset value on (BaselineDataDate), the Fund's net asset value per share (after payment of solicitation fees and estimated offering expenses) would be (NAVPerSharePostClosing), representing a reduction of approximately (DilutionDollar) per share (or
(DilutionPercent)). If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as a partial offset of any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "Discount"). The possibility that the Fund's shares will trade at a Discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a Discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or Discount than upon portfolio performance.

Based on an analysis of Herzfeld, the Discount of a fund typically widens during a rights offering and sometimes even before the offering begins. The Discount that may occur after the completion of a rights offering (or in particular the Offering) is difficult to analyze because there are so many other factors aside from merely conducting a rights offering that could influence the Fund's Discount. Based on its research, Herzfeld has concluded that, subsequent to a rights offering, there is no evidence that discounts widen or become persistent simply because a rights offering was conducted. For reference we have provided data about the Fund's Discount. See "Market Price and Net Asset Value Information" below.

REPURCHASE AND CHARTER PROVISIONS. You may sell your shares on the NYSE but, because the Fund is a closed-end fund, you do not have the right to redeem your shares. The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value as determined by the Board from time to time. In addition, certain provisions of the Fund's charter (the "Charter") and by-laws (the "By-Laws") may be regarded as "anti-takeover" provisions. These provisions consist of a system in which only one of three classes of Directors is elected each year and the requirement that the affirmative vote of 75% of shareholders of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or generally to authorize certain business combinations. The overall effect of these provisions is to render the accomplishment of a merger or the assumption of control by a principal shareholder more difficult. These provisions may have the effect of depriving you of an opportunity to sell your shares at a premium above the prevailing market price. See "Anti-Takeover Provisions of the Charter and By-Laws."

NON-DIVERSIFIED STATUS. As a non-diversified investment company under the 1940 Act, the Fund is not as limited as a diversified fund would be in the proportion of its assets that may be invested in securities of a single issuer. As a result of investing a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

INDUSTRY RISKS AND RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS. The Fund may from time to time invest a significant portion of its assets in companies in various industries including, but not limited to, insurance, real estate, financial and utilities and, as a result, the value of the Fund's shares would be more susceptible to factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments. See "Risks Associated with the Fund's Investments" below.

FOREIGN SECURITIES. Although the Fund is limited as to the amount of foreign securities in which it may invest (e.g., generally the Fund may invest up to 20% of its assets in the securities of foreign companies), investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates or revaluations of currencies.

DEPENDENCE ON KEY PERSONNEL. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

LEVERAGING. Although the Fund is not currently leveraged, under the 1940 Act and subject to certain exceptions, the Fund has the authority to issue debt or preferred stock, so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. Use of leverage may magnify the impact on the holders of Common Stock of changes in net asset value and the cost of leverage may exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to such shareholders and generally making the Fund's total return to such shareholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so. Leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the Common Stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes. See "Leverage" and "Risk Associated with Leverage" in the SAI.

You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

                                    FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------------
Sales Load (as a percentage of the offering price)                                     $0
Dividend Reinvestment Plan Fees                                                        $0

ANNUAL FUND EXPENSES (as a percentage of net assets attributable to common shares)
------------------------------------------------------------------------------------------
Management Fees                                                                      1.25%
Administration Fees                                                                  0.30%
Other Expenses                                                                       ____%

EXAMPLE                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
You would pay the following  expenses on a $1,000   $_____    $_____    $_____    $_____
investment assuming a 5% annual return.

The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE

GREATER OR LESS THAN THOSE SHOWN. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in this Prospectus and the SAI. Also see "Expenses of the Fund" below.

As stated above, the Independent Directors conditioned their approval of the Offering on (1) the Advisers' agreeing to waive one-half of any advisory fees which would be charged against the uninvested proceeds from the Offering until such time as 50% or more of the proceeds have been invested in common stock equities in accordance with the Fund's investment objective and (2) the Fund's administrator agreeing to cap the Fund's expense ratio for the one-year period following the Offering at the Fund's actual expense ratio in effect on the expiration of the Offering, excluding extraordinary expenses. The Advisers and the Fund's administrator have agreed to both of these conditions, neither of which is reflected in the foregoing table and example.

                              FINANCIAL HIGHLIGHTS

The table below sets forth selected financial data for a share of Common Stock outstanding throughout the period presented. The per share operating performance and ratios for the period ended June 30, 2002, has been audited by KPMG LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI. The table below contains per share operating performance data, total investment returns, ratios to average net assets and other supplemental data.

                                                                         Year Ended June 30,
                                                      --------------------------------------------------------
                                                       2002         2001         2000         1999       1998
                                                      --------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year                    $  8.65      $  8.96      $ 10.07      $ 10.75   $ 10.17
                                                      --------------------------------------------------------
Net investment income                                    0.58         0.70         0.67         0.78      0.75
Net realized and unrealized gain/(loss) on
   investments                                          (1.49)       (0.31)       (1.02)       (0.70)     0.59
                                                      --------------------------------------------------------
Total from investment operations                        (0.91)        0.39        (0.35)        0.08      1.34
                                                      --------------------------------------------------------
DISTRIBUTIONS:
Dividends paid from net investment income to
   shareholders                                         (0.59)       (0.70)       (0.76)       (0.76)    (0.76)
Total distributions                                     (0.59)       (0.70)       (0.76)       (0.76)    (0.76)
Net asset value, end of year                          $  7.15      $  8.65      $  8.96      $ 10.07   $ 10.75
                                                      --------------------------------------------------------
Market value, end of year                             $  6.78      $  8.50      $  8.25      $  9.63   $  9.63
                                                      ========================================================
Total investment return based on net asset value(+)    -11.36%        4.41%       -3.70%        0.64%    13.57%
                                                      ========================================================
Total investment return based on market value(+)       -14.47%       11.77%       -6.81%        7.85%    14.01%
                                                      ========================================================
RATIOS AND SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets               1.95%(*)     1.82%(*)     2.51%(*)     1.12%     1.12%
   Ratio of net investment income to average net
      assets                                             6.96%        8.03%        7.08%        7.46%     7.11%
SUPPLEMENTAL DATA:
   Portfolio turnover rate                                180%          83%          53%          58%       73%
   Net assets, end of year (in 000's)                 $40,514      $48,990      $50,591      $56,841   $60,670
                                                      --------------------------------------------------------
   Number of shares outstanding at end of year
      (in 000's)                                        5,664        5,664        5,644        5,644     5,644

(+) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

(*) For the years ended June 30, 2002, 2001 and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%, 1.26% and 1.55%, respectively.

                                  THE OFFERING

TERMS OF THE OFFERING. The Fund is issuing to shareholders on the Record Date ("Record Date Shareholders") Rights to subscribe for shares of the Common Stock. Each Record Date Shareholder is being issued one transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at one Share at the Subscription Price for each one Right held. The number of Rights to be issued to a Record Date Shareholder will be rounded down to the nearest number of Rights evenly divisible by one. Rights may be exercised at any time during the period which commences on (SubsciptionBeginDate), and ends at 5:00 p.m., New York time, on (SubscriptionEndDate) (the "Subscription Period"), unless extended by the Fund to a date not later than (ExtensionDeadlineDate), at 5:00 p.m., New York time. See "Expiration of the Offering." The Right to acquire one additional Share for each one Right held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."

In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the Offering, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

The Horejsi Affiliates may or may not exercise their Over-Subscription Privilege. If the Horejsi Affiliates fully exercise their Over-Subscription Privilege, under certain circumstances (e.g., low shareholder participation in both the Offering and the Over-Subscription Privilege), the Horejsi Affiliates could substantially increase their percentage ownership in the Fund at an advantageous price. For example, the Horejsi Affiliates presently own 20.7% of the Fund's shares. If shareholder participation was such that 30% of the shares in the Offering were unsubscribed or the Rights were not traded thus permitting the Affiliates as well as other participating shareholders to over-subscribed in proportion to their ownership in the Fund, the Horejsi Affiliates could increase their ownership position in the Fund from 20.7% to 25% (or possibly more if shareholder participation in the over-subscription privilege was low) at an advantageous price.

Any shares acquired in the Offering by the Horejsi Affiliates as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of shares so acquired, if the shares are held for a period of less than six months, will be returned to the Fund.

Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercising Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The underlying shares will also be admitted for trading on the NYSE and will begin trading ex-Rights two Business Days prior to the Record Date.

PURPOSE OF THE OFFERING. The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. In addition, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. The Offering seeks to reward existing shareholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund. See "Reasons for Conducting the Offering" below.

REASONS FOR CONDUCTING THE OFFERING. Although there are numerous reasons for the Fund's conducting a rights offering, Management has emphasized two primary reasons:

     SPREADING EXPENSES ACROSS MORE ASSETS. As a closed-end mutual fund gets smaller, its expense ratio (i.e., the ratio of expenses to fund assets) necessarily increases. This is because all funds have certain fixed costs (e.g., fidelity bonds, insurance, legal, accounting and printing costs, etc.) which are not charged in proportion to the fund's size. As a fund gets smaller, these fixed costs get spread over fewer assets, thus resulting in a higher expense ratio. The opposite occurs as a fund's assets increase, that is, the fixed costs are spread across a larger asset base thus resulting in a lower expense ratio. In the case of the Fund, since its initial public offering in 1974, it has shrunk from its original size of $70 million to around $[35.4] million. Management believes that, even at $70 million, the Fund would lack the critical mass to be considered an efficiently run closed-end fund.

     The current actual expense ratio ("Current Actual Expense Ratio") is estimated by Management to be (ActualExpenseRatio)% on an annualized basis based on total current net assets of approximately $(BaselineTotalNAVRoundedUp) million (as of (EstimatedPricingDate)).
     1.55% of this Current Actual Expense Ratio consists of the fees paid to the Advisers and Administrator. These percentages are not expected to change, regardless of any potential increase in net assets from the Offering. The remaining component of the Current Actual Expense Ratio (i.e., [_]%) consists primarily of expenses charged as a fixed-dollar amount (e.g., legal fees, customary proxy related expenses, and insurance). Since these expenses are not charged on a percentage basis, they do not tend to be significantly affected by increases or decreases in the Fund's total net assets. Using the actual expenses incurred by the Fund during fiscal year ending June 30, 2002, the fixed-dollar expenses totaled $[410,400] or [1.08]% of current total net assets. It is this fixed-dollar amount that would be spread over the larger asset base from the Offering and thus result in a decrease in the Current Actual Expense Ratio.

     Assuming that (i) the Subscription Price is $____ (95% of the lower of the Fund's NAV and market price on _______, 2002), and (ii) the Offering is fully subscribed, the Fund's estimated expense ratio would be [1.94%]. This compares favorably to the Current Actual Expense Ratio of [2.63]% -- a difference of [0.73]% per annum - representing a significant increase in operating efficiency. This difference is much smaller if certain expenses that Management does not consider to be typical operating expenses are excluded. For example, during its last fiscal year, the Fund incurred a high level of legal and proxy related expenses in connection with a proxy contest that occurred during the Fall of 2001 and a special shareholder's meeting in April 2002 to change the Fund's adviser and objective. Management does not anticipate this type or level of expense to typically occur in the future. Excluding the higher expenses incurred in the proxy contest and special shareholders meeting, Management estimates that the Fund's expense ratio will be [2.23]% annualized. Based on this "adjusted" expense ratio, the above example would indicate a more realistic annualized savings of [.29]%. The Administrator has agreed to reimburse expenses for the one-year period beginning on the Expiration Date to the extent necessary to maintain the net average annualized expense ratio of the Fund at its level on the Expiration Date, excluding any out of the ordinary expenses (e.g., litigation costs) incurred by the Fund after the Offering.

          TAKING ADVANTAGE OF INVESTMENT OPPORTUNITIES. As of the date of this Prospectus, the Fund is fully invested in accordance with its investment objective. The recent slide in the stock market has resulted in lower equity prices on good companies which have not been available during the recent past. In addition, lower stock prices typically occur toward year-end due to investors selling portfolio holdings to recognize tax losses. The Offering will permit the Fund to take advantage of such opportunities as they arise, without necessarily having to liquidate Fund holdings to raise cash. When Management sees an opportunity, it wants to be able to take advantage of it quickly and make a significant investment, without having to sell current holdings in the process. Having the cash resources to accomplish this is very important.

          Other reasons supporting the Offering include the following:

          INCREASING LIQUIDITY. By conducting the Offering, the liquidity of the Fund's shares in the market may increase based solely on the fact that there would be more shares outstanding. In addition, by making the Rights transferable, there is a good probability that the number of Fund shareholders will increase after the Offering, which would also increase the likelihood of greater liquidity in the Fund's shares.

          RETAINING GOOD INVESTMENTS. In a closed-end fund like the Fund, there are limits on the Fund's ability to take advantage of new, possibly better opportunities as they may arise in the future. Rather than sell a good company to free up cash to take advantage of these new opportunities, the Advisers believe that shareholders are better served by raising more cash through a rights offering. This approach in the long-term tends to be more tax-efficient.

          REDUCED TRANSACTION COSTS. A rights offering rewards existing shareholders an opportunity to purchase additional shares of Common Stock at a price that is below market value and net asset value without the transaction costs that would be associated with open-market purchases or initial public offerings (e.g., brokerage commissions and underwriting fees).

          MORE INFLUENCE. A rights offering permits a fund to grow, and as it grows, a fund can exert more influence in effecting changes (or preventing changes) within the companies in which it invests.

          INVESTING FOR CONTROL. Although investing for control is not a primary strategy of the Fund, at those times when Management sees an opportunity and chooses to do so, it wants the Fund to be big enough and thus have the financial wherewithal to buy the requisite controlling shares.

          BETTER TREATMENT FROM BROKERS. Larger funds can buy "in quantity" and can sometimes receive better execution and lower commissions from brokers because of their size.

          IMPROVING ANALYST COVERAGE. Increasing the Fund's size may increase analyst coverage which may in turn stimulate investor interest in the Fund and ultimately result in narrowing and maintaining a narrow discount.

THE SUBSCRIPTION PRICE. The Subscription Price for the shares to be issued under the Offering will be equal to 95% of the lesser of (a) the NAV on the Pricing Date or (b) the volume-weighted average closing price of a share on the NYSE for the Pricing Date and the four preceding trading days (the "Average Closing Price").

For example, if the Offering were held on (EstimatedPricingDate), at which time the NAV was $_____, the market price on such date was $_____, the discount was _____%, and the Average Closing Price for the week was $____, then the Subscription Price would be $_____.

OVER-SUBSCRIPTION PRIVILEGE. If all of the Rights initially issued are not exercised, any shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient shares are not available to honor all over-subscriptions, the available shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining shares each over-subscribing shareholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

The method by which shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

          Holder's Record Date Position
        ----------------------------------
        Total Record Date Position by All       x    Excess Shares Remaining.
               Over-Subscribers

The Fund will not offer or sell any shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFERING. The Offering will expire at 5:00 p.m., New York time, on the Expiration Date ((ExpirationDate)), unless extended by the Fund to a date not later than (ExtensionDeadlineDate), at 5:00 p.m., New York time (the "Extended Expiration Date"). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.

SALES BY SUBSCRIPTION AGENT. Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before (SubCertReceiptDeadline). Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, if any, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent on a prorata basis with other selling Rights holders. These sales may be effected by the Subscription Agent through independent registered broker-dealers. The Subscription Agent will attempt to sell all Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the non-claiming shareholders. Proceeds from those sales will be held by [Mellon Investor Services, LLC], in its capacity as the Fund's transfer agent, for the account of the non-claiming shareholder until the proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE.

METHOD OF TRANSFERRING RIGHTS. The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights".

METHOD OF EXERCISING RIGHTS. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to EquiServe at the following address:

If By Mail:                P.O. Box 859208
                           Braintree, MA  02185-9208

If By Hand:                Transfer and Reporting Services, Inc.
                           c/o EquiServe
                           100 Williams St. Galleria
                           New York, NY 10038

If By Overnight Courier:   EquiServe
                           Attn: Corporate Actions
                           40 Campanelli Drive
                           Braintree, MA 02184

SUBSCRIPTION AGENT. The Subscription Agent is EquiServe, Att: Corporate Actions, P.O. Box 43025, Providence, R.I. 02940-3025. The Subscription Agent will receive from the Fund an amount estimated to be $[62,500], comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO P.O. BOX 43025, PROVIDENCE, R.I. 02940-3025 (TELEPHONE (800) 336-6983 OR (781) 575-2000);
HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

PAYMENT FOR SHARES. Payment for shares shall be calculated by multiplying the Estimated Subscription Price of $____ per share times the sum of (i) the number of Rights held and intended to be exercised in the Primary Subscription, plus
(ii) the number of additional shares for which a shareholder wishes to over-subscribe under the Over-Subscription Privilege. For example, if a shareholder receives 100 Rights and wishes to subscribe for 100 shares in the Primary Subscription, and also wishes to over-subscribe for 50 additional shares under the Over-Subscription Privilege, he would send in (ProposedSubscriptionPrice) x 100 plus (ProposedSubscriptionPrice) x 50. Holders of Rights who wish to acquire shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

               a. If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of
                    (i) payment of the Estimated Subscription Price of $ _____ per share for the shares subscribed for in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., New York time, on the third (3rd) business day after the Expiration Date (the "Protect Period").

               b. Alternatively, a shareholder can, together with the properly completed and executed Subscription Certificate, send payment for the shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $_____ per share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

If the Estimated Subscription Price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of additional shares to the extent that there remain sufficient unsubscribed shares available after the Primary and Over-Subscription allocations are completed. To the extent that sufficient unsubscribed shares are not available to apply all of the excess payment toward the purchase of additional shares, available shares will be allocated in the manner consistent with that described in the section entitled "Over-Subscription Privilege" above. Any excess payment will be refunded to you to the extent that additional shares are not available.

A PAYMENT, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the completion of the Protect Period, a confirmation will be sent by the Subscription Agent to each shareholder (or, if the Fund's shares on the Record Date are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of shares acquired pursuant to the Primary Subscription; (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the shares; and (iv) any additional amount payable by such stockholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Pricing Date) or any excess to be refunded by the Fund to such stockholder (e.g., if the

Estimated Subscription Price was more than the Subscription Price on the Pricing
Date). Any additional payment required from a stockholder must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the tenth (10th) business day after the Confirmation Date, and any excess payment to be refunded by the Fund to such stockholder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a stockholder must be made in United States Dollars by money order or by checks drawn on banks located in the Continental United States payable to [Mellon Investor Services, LLC] acting on behalf of the Subscription Agent.

Whichever of the above two methods is used, issuance and delivery of certificates for the shares subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at [Mellon Investor Services, LLC] pending distribution of the shares from the Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY.

If a holder of Rights who acquires shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the shares purchased by the holder in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares and to enforce the relevant guaranty of payment.

Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights Holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES. Certificates representing shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the shares has been received and cleared. Certificates representing shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected.

FOREIGN RESTRICTIONS. Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offering either in part or in full should contact the Subscription Agent (EquiServe), by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Offering may be made to any such shareholder. If the Subscription Agent has received no instruction by the third business day prior to the Expiration Date or the Fund has determined that the Offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE OFFERING. The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the NYSE). The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect but does not address any state, local or foreign tax consequences of the Offering. The discussion assumes, as is expected, that the fair market value of the Rights distributed to all of the Record Date Shareholders will be less than 15% of the total fair market value of all of the Fund's Common Stock as of the Record Date.

For purposes of the following discussion, the term "Old Share" shall mean a currently outstanding share of the Fund's Common Stock with respect to which a Right is issued and the term "New Share" shall mean a newly issued share of the Fund's Common Stock that is received upon the exercise of a Right.

ALL RECORD DATE SHAREHOLDERS. Neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such shareholder for federal income tax purposes regardless of whether or not the shareholder makes the below-described election which is available under Section 307(b)(2) of the Code (a "Section 307(b)(2) Election").

If a Record Date Shareholder makes a Section 307(b)(2) Election, the shareholder's federal income tax basis in any Right received pursuant to the Offering will be equal to a portion of the shareholder's existing federal income tax basis in the related Old Share. If made, a Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Shareholder. A
Section 307(b)(2) Election is made by attaching a statement to the Record Date Shareholder's federal income tax return for the taxable year which includes the Record Date. Record Date Shareholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

RECORD DATE SHAREHOLDERS MAKING A SECTION 307(B)(2) ELECTION.

          LAPSE OF RIGHTS. If a Record Date Shareholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the shareholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced as a result of such lapse.

          EXERCISE OF RIGHTS. If an electing Record Date Shareholder exercises a Right, the shareholder's existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the Record Date. Upon such exercise of the shareholder's Rights, the New Shares received by the shareholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the shareholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Shareholder. In addition, if a Record Date Shareholder exercises a Right and later sells the related Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the shareholder's original basis in the Old Share that was allocated to the related Right as described above.

          SALE OF RIGHTS. If an electing Record Date Shareholder sells a Right, he will recognize a gain or loss equal to the difference between the amount received for such Right and the federal income tax basis of the Right computed as set forth above under "Exercise of Rights". Any such gain or loss will be capital gain or loss (if the Right is held as a capital asset at the time of its sale) and the Record Date Shareholder's holding period for the Right will include the shareholder's holding period for the related Old Share. Any such capital gain or loss will thus be long-term capital gain or loss if the related Old Share has been held by the Record Date Shareholder for more than one year at the time the Right is sold. In addition, if a Record Date Shareholder sells a Right and later sells the related

          Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the shareholder's original basis in the Old Share that was allocated to the Right as described above.

RECORD DATE SHAREHOLDERS NOT MAKING A SECTION 307(B)(2) ELECTION

          LAPSE OF RIGHTS. If a Record Date Shareholder does not make a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the shareholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced as a result of such lapse.

          EXERCISE OF RIGHTS. If a non-electing Record Date Shareholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the shareholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Shareholder acquires the New Shares.

          SALE OF RIGHTS. If a non-electing Record Date Shareholder sells a Right, he will recognize a gain equal to the entire amount received for such Right. Any such gain will be a capital gain (if the Right is held as a capital asset at the time of its sale) and the Record Date Shareholder's holding period for the Right will include the shareholder's holding period for the related Old Share. Any such capital gain will thus be long-term capital gain if the related Old Share has been held for more than one year at the time the Right is sold. In addition, the Record Date Shareholder's federal income tax basis in the related Old Share will remain unchanged.

SECONDARY-MARKET PURCHASERS OF RIGHTS. The exercise of Rights by a purchaser who acquires such Rights on the NYSE or in another secondary-market transaction will not result in taxable income to such purchaser.

          LAPSE OF RIGHTS. A taxable loss will be realized by a purchaser who allows his Rights to expire without exercise. Such taxable loss will be equal to the purchaser's cost for the Rights (as increased by any brokerage costs and similar costs) and will be a short-term capital loss if the purchaser holds the Rights as capital assets at the time of their lapse.

          EXERCISE OF RIGHTS. A purchaser's basis for determining gain or loss upon the sale of a New Share acquired through the exercise of his Rights will be equal to the sum of the Subscription Price for the New Share plus the purchase price of the Rights that were exercised in order to acquire such New Share (with such Subscription Price and purchase price each being increased by any applicable servicing fees charged to the purchaser by his broker, bank or trust company and other similar costs). A purchaser's holding period for a New Share acquired upon exercise of a Right begins with the date of exercise of the Right. A taxable gain or loss recognized by a purchaser upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of its sale) and will be a long-term capital gain or loss if the New Share has been held at the time of its sale for more than one year.

          SALE OF RIGHTS. A taxable gain or loss recognized by a purchaser upon a sale of a Right will be a short-term capital gain or loss if the Right is held as a capital asset at the time of its sale.

EMPLOYEE PLAN CONSIDERATIONS. Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under
Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                           INFORMATION ABOUT THE FUND

THE FUND. The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both investment in dividend paying common stocks and fixed income securities. The Fund typically invests in securities of U.S.-based companies. See "Investment Objectives and Policies". From its inception in 1972, the Fund had been managed to provide "a high level of current income". However, in April 2002, shareholders approved a change in the Fund's investment objective to "total return". See "The Fund" in the SAI.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. The Board of Directors of the Fund is responsible for overseeing the overall management and operations of the Fund. The SAI contains additional information about the Fund's directors. Subject to the general supervision of the Board of Directors, the Advisers manage the Fund's portfolio, make decisions with respect to and place orders for all purchases and sales of the Fund's securities, and maintain records relating to such purchases and sales. Stewart R. Horejsi and Carl D. Johns have been primarily responsible for the day-to-day management of the Fund's portfolio since January 23, 2002. See "Information Regarding the Advisers and Administrator" below.

INFORMATION REGARDING THE ADVISERS AND ADMINISTRATOR. The Fund is co-advised by Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA"). BIA and SIA are collectively referred to as the "Advisers". Since January of 2002, the Advisers have been providing advisory services to the Fund and, since March of 1999, to the Boulder Total Return Fund, Inc. As of October ____, 2002, the Advisers had a total of $______________ in assets under management. The Fund's administrator is Fund Administrative Services, LLC ("FAS" or the "Administrator").

          BOULDER INVESTMENT ADVISERS, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. Stewart
          R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the Horejsi Affiliates and other family interests. The members of BIA are Evergreen Atlantic, LLC, whose address is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, whose address is PO Box 801, Yankton, South Dakota 57078 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Mr. Horejsi and Ms. Ciciora may directly or indirectly benefit from the relationship between the Fund and BIA.

          STEWART INVESTMENT ADVISERS. SIA (or Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers) is a Barbados international business company, incorporated on November 12, 1996, and is wholly owned by the Stewart West Indies Trust, an irrevocable South Dakota trust, established by Mr. Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"), whose address is PO Box 801, Yankton, South Dakota 57078. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, as well as members of her family, are discretionary beneficiaries under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

          SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (i.e., presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

          PORTFOLIO MANAGERS. Stewart R. Horejsi is an employee of both BIA and SIA. He is the primary investment manager and, together with Carl D. Johns (see below), the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi was a director of the Boulder Total Return Fund, Inc. until November, 2001; General Manager, Brown Welding Supply, LLC (sold in 1999), since April 1994; Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has been the investment adviser for various Horejsi Affiliates since 1982. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

          Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for BIA and, together with Mr. Horejsi, is responsible for the Fund's fixed income portfolio and BIA's day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Boulder Total Return Fund, Inc.

          FUND ADMINISTRATIVE SERVICES, LLC. FAS (formerly Boulder Administrative Services, L.L.C.) is a Colorado limited liability company whose principal place of business is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, L.L.C.. (50%) (the "Members"). The officers of FAS are Stephen C. Miller, manager; Carl Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January of 2002, FAS has been providing certain administrative and executive management services to the Fund and, since March of 1999, to the Boulder Total Return Fund, Inc.

BENEFIT TO THE ADVISERS AND ADMINISTRATOR. The Advisers and the Administrator will benefit from the Offering because their fees are based on the average net assets of the Fund.

It is not possible to state precisely the amount of additional compensation the Advisers and Administrator will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Subscription Price is $____, the annual compensation to be received by the Advisers and Administrator would be increased by approximately $[________], based on the Fund's NAV and share price as of [_______]. This does not reflect the impact of the expense reimbursement agreement by the Administrator and the initial fee waiver by the Advisers (see "Effect of Offering on Expense Ratio" above and "Use of Proceeds" below. Two of the Fund's Directors who voted to recommend the Offering to shareholders are "interested persons" of the Advisers within the meaning of the 1940 Act. One of these Directors, Susan L. Ciciora, could benefit indirectly from the Offering because of her beneficial interest in the Advisers and the Administrator. See "Information Regarding the Advisers and Administrator" above. While it was cognizant of the benefit to the Advisers and Administrator and indirect benefit to Ms. Ciciora, the Board nevertheless concluded that the Offering was in the best interest of shareholders.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to existing shareholders. Such future offerings would similarly benefit the Advisers and Administrator.

                                 USE OF PROCEEDS

Management estimates the net proceeds of the Offering to be approximately $[_] million based on an Estimated Subscription Price of $[_] per share, assuming the Offering is fully subscribed and the expenses related to the Offering are approximately $[229,000]. The foregoing estimate is based on the closing price of the Fund's shares on (BaselineDataDate). Accordingly, the assumptions and projections contained in this Prospectus are subject to change significantly depending on changes in market conditions for the Fund's shares and performance of the Fund's portfolio.

As of the date of this Prospectus, the Fund is fully invested in accordance with its investment objective. As of [October 31, 2002], [96]% of the Fund's assets are invested in common stocks or corporate bonds consistent with the Fund's objective. The Advisers have indicated that, at the present time, the market offers some attractive investment opportunities that, in some instances, have not existed for years and which, if taken advantage of, could yield positive results to shareholders over the long term. The Advisers have indicated that, if the Offering is implemented as contemplated by this Prospectus, there should be ample opportunities in which to invest the proceeds of the Offering within 120 days of receipt. The Advisers have agreed to waive one-half of any advisory fees which would be charged against the uninvested proceeds from the Offering until such time as 50% of the proceeds have been invested in common stock equities, which include shares of real estate investment trusts and investment companies, in accordance with the Fund's investment objective.

THE INVESTMENT CO-ADVISORY AGREEMENTS. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April ___, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of the Advisers; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net asset value (the "Adviser Fee") (including the principal amount of leverage, if any). Under the terms of the Advisory Agreements, the Advisers split the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, the Adviser Fee is split between BIA and SIA 35% and 65%, respectively. Although the Advisers intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, all of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

ADMINISTRATION AGREEMENT. The Fund and FAS (Fund Administrative Services, L.L.C.) (also referred to as the "Administrator") are parties to an Administration Agreement dated January 23, 2002 (the "Administration Agreement"). FAS is owned by the Members, who, as indicated above, are also the owners of BIA and are included in the group referred to herein as the Horejsi Affiliates. FAS is headquartered at 200 S. Santa Fe, #4, PO Box 6043, Salina, KS 67401 and has offices in Colorado at 1680 38th Street, Suite 800, Boulder, Colorado 80301. As previously mentioned, both Mr. Horejsi and Ms. Ciciora, one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B, one of the Members of FAS, and under the trusts who own Evergreen Atlantic, LLC, the other Member of FAS.

Under the Administration Agreement, FAS provides administrative, accounting, executive management and certain other services to the Fund including: providing the Fund's principal offices in Colorado and executive officers, overseeing the operations of the Fund, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other tasks. In addition,

FAS is responsible for engaging service providers for and paying all fees associated with Fund's transfer agency and custody requirements. FAS currently delegates the provision of accounting and certain administrative services to third parties. Pursuant to the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of .30% of the value of the Fund's average monthly net assets. As previously mentioned, pursuant to the Administration Agreement, FAS pays and is solely responsible for custody and transfer agency fees incurred by the Fund, as well as the fees payable to any third parties retained by it to provide services to the Fund.

EXPENSES OF THE FUND. Except as indicated above, the Fund will pay all of its expenses, including fees of the directors not affiliated with the Advisers and board meeting expenses; fees of the Advisers and Administrator; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Fund's legal counsel and independent accountants; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred shares issued by the Fund.

                  MARKET PRICE AND NET ASSET VALUE INFORMATION

The Fund's Common Stock is publicly held and is listed and traded on the NYSE. The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the NYSE, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

                     Boulder Growth & Income Fund, Inc. (1)

                                Share Price Data

                                    NAV of Fund                       Low Closing    NAV of Fund
                 High Closing     Preceding High   Premium/Discount      Sales      Preceding Low   Discount as %
Quarter Ended   Sales Price (2)     Sales Price      as % of NAV        Price(2)     Sales Price      of NAV
-----------------------------------------------------------------------------------------------------------------
9/30/2002            $6.65             $7.15            -7.0%            $5.21          $6.49          -19.7%
6/30/2002            $7.90             $8.09            -2.3%            $6.40          $7.66          -16.4%
3/31/2002            $8.09             $8.29            -2.4%            $7.22          $8.11          -11.0%
12/31/2001           $8.29             $8.50            -2.5%            $7.61          $8.38           -9.2%
9/30/2001            $8.80             $8.83            -0.3%            $7.71          $8.25           -6.5%
6/30/2001            $8.85             $8.75             1.1%            $8.21          $8.61           -4.6%
3/31/2001            $9.02             $9.03            -0.1%            $8.45          $8.75           -3.4%
12/31/2000           $8.56             $8.51             0.6%            $7.94          $8.51           -6.7%

(1)  Prior to April 26, 2002, the name of the Fund was USLife Income Fund, Inc.

(2)  As reported by the NYSE

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from investments in both dividend paying common stocks and income producing securities such as utilities, closed end funds ("RICs"), real estate investment trusts ("REITs"), U.S. Government securities, preferred stocks and bonds. No assurance can be given that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified", with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of short-term (less than twelve months to maturity) U.S. Government securities, certificates of deposit and other bank obligations, investment grade corporate bonds and other debt instruments, and repurchase agreements. Under normal circumstances, the Fund will not have more than 10% of its assets in cash or cash equivalents.

The Fund's portfolio currently is, and the Fund expects it to continue to be, invested primarily in common stocks. Under the 1940 Act, the Fund must limit to 10% the portion of its assets invested in RICs and, absent an amendment to the Fund's industry concentration policy, must limit to 25% the portion of its assets invested in REITs or any other industry. Each of these percentage limitations is calculated at the time of investment, and the Fund will not be required to dispose of assets if holdings increase above these levels due to appreciation. The volatility of common stock prices has historically been greater than fixed-income securities, and as the Fund has shifted a greater portion of its assets into common stocks, the volatility of the Fund's net asset value has also increased. The time horizon for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

Except for the Fund's investment objective and the Fund's fundamental investment restrictions described in the SAI, the percentage limitations and investment policies set forth in this Prospectus can be changed by the Board of Directors without shareholder approval.

OTHER INVESTMENT TECHNIQUES. The Fund may engage in other types of transactions, including, but not limited to investment in restricted and illiquid securities, other closed-end investment companies or REITs, repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" and "Other Investment Policies and Techniques" in the SAI.

RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund through the Offering.

          INVESTMENTS IN COMMON STOCKS. The Fund expects to invest, under normal market conditions, in excess of 80% of its assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's net asset value may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

          The Fund presently has invested a significant percentage of its portfolio in low-dividend or non-dividend paying common stocks such as Berkshire Hathaway, Inc. The Fund will not generate income at its historic levels, thus resulting in a decreased distribution of investment income to the holders of the Fund's common stock. As of [ ], the Fund held 144 Berkshire Hathaway, Inc. "A" shares. At the time of investment, this represented less than 25% of the Fund's assets. However, primarily because of depreciation of other assets in the Fund, as of ________, 2002 these positions represented [ ]% of the Fund's assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire Hathaway, Inc. Though not an insurance company itself, Berkshire Hathaway owns Geico Insurance and General Re Insurance companies, and therefore derives a significant portion of its income, and its value, from these two insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire Hathaway, Inc. or any other company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's NAV, (ii) may result in a proportionate decline in the market price of the Fund's common shares, and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

          INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. REITs, or Real Estate Investment Trusts, are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The Fund may invest up to 25% of its assets in REIT securities. The Fund intends to invest in REIT securities primarily for income. As of (BaselineDataDate), the Fund had [ ]% of its assets invested in REITs. There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated.

          INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES. The Fund may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may, from time to time, invest in other closed-end RICs having an income objective when they are trading at a discount, and when market conditions seem appropriate to the Advisers. As of (BaselineDataDate), the Fund had [___]% of its assets invested in RICs. The Fund intends to normally invest in RICs that pay dividends, although it is not limited to such RICs. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Fund will bear its ratable share of that fund's expenses, including management fees, and will remain subject to the Fund's advisory and administrative fees with respect to the assets so invested.

          INVESTMENTS IN BONDS. As of (BaselineDataDate) bonds constituted approximately [ ]% of the Fund's assets. This ratio is down significantly from January 23, 2002 (the date the Advisers were engaged to manage the Fund's portfolio) when the Fund held almost 100% of its assets in corporate bonds. Corporate bonds may be substantially less liquid than many other securities such as common stocks or U.S. Government securities. In addition, bonds purchased by the Fund may be subject to risk with respect to the issuing entity and to market fluctuations. In particular, such bonds may be subject to "credit risk" which refers to an issuer's ability to make timely payments of interest and principal. The Fund does not expect to make substantial investments in securities rated less than investment grade. Lower-quality fixed-income securities in the Fund's portfolio may be subject to greater risk than higher rated securities. The Fund limits to [ ]% of its assets the portion of its portfolio invested in bonds rated below investment grade, which securities will be rated at least either "ba" by Moody's or "BB" by S&P at the time of purchase and will have been issued by an issuer having a class of outstanding senior debt that is rated at least investment grade by Moody's or S&P.

INVESTMENT PHILOSOPHY.

          COMMON STOCKS. With respect to the common stock portfolio (other than common stocks purchased primarily for their income-producing potential), the Advisers use an "intrinsic value" approach to selecting and managing the Fund's assets. The Advisers define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in its securities selection process, the Advisers put primary emphasis on analysis of balance sheets, cash flows, the quality of management and their ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Advisers' estimate of such companies' "intrinsic value". The Advisers will attempt to identify and invest in such securities, with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Fund.

          CASH AND CASH EQUIVALENTS. As of (BaselineDataDate), the Fund had a cash position equal to___% of assets, including investments in U.S. Treasury securities. Under normal market conditions, the Fund's cash position will typically be less than 20% of the Fund's total assets.

          FIXED INCOME INVESTMENTS. In seeking its total return objective, the Fund may invest a portion of its assets in U.S. Treasuries, preferred stocks, bonds and other income producing securities. In selecting individual investments, the Advisers will consider, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt to equity and debt coverage ratios.

DIVIDENDS AND DISTRIBUTIONS. Prior to the Fund's change in objective to "total return" in April 2002, it was the Fund's policy to make quarterly dividend distributions. However, with the change in the Fund's objective to "total return", and its ability to invest in non-dividend paying common stocks, the Board resolved to make only annual distributions to holders of its common stock. Accordingly, dividends from net investment income, if any, will be declared and paid annually. Shares issued in connection with the Offering will receive dividends in the same manner and same proportions as any other shares of the Fund. Any net realized short-term capital gains will be distributed to shareholders at least annually.

Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's shareholders as a credit against their own tax liabilities.

The Fund qualified during its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. This qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for such taxable year (before taking into account the deduction for such distributions). In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss.

Distributions by the Fund are taxable to the shareholders to the extent paid out of the Fund's current or accumulated earnings and profits, regardless of whether such distributions are received in cash or reinvested in additional shares of common stock. Such distributions constitute ordinary income to the shareholders except to the extent they are designated as capital gain dividends, as discussed below. Any distributions by the Fund, if any, in excess of its current and accumulated earnings and profits would constitute a nontaxable return of capital to shareholders to the extent of each shareholder's tax basis in his or her shares (causing a reduction of such basis), and thereafter, to the extent of any excess over such basis, capital gain. The dividends received deduction for corporations which own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such shareholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year. The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the shares and whether such distributions are received in cash or reinvested in additional shares of common stock. Such distributions are not eligible for the dividends received deduction for corporations.

To the extent that the Fund distributes amounts in a given year that exceed the Fund's investment company taxable income and excess of net long-term capital gain over net short-term capital loss (after taking into account capital loss carryovers), such excess distributions may nonetheless cause shareholders to recognize taxable income under the federal income tax principles described above.

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Dividends declared during any month of any year payable to shareholders of record as of a specified date in such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Prior to purchasing shares, a purchaser should carefully consider the impact of distributions which are expected to be declared or have been declared, but have not been paid. Any such distributions, although in effect a return of capital, are subject to tax as discussed above.

A taxable gain or loss may be recognized by a shareholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a shareholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares. Any such capital gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares sold, except that any loss recognized with respect to shares held six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on those shares.

The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Shareholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.

DIVIDEND REINVESTMENT PLAN. At a meeting held on July 22, 2002, the Board determined to eliminate the Fund's Automatic Dividend Reinvestment Plan.

TAXATION OF THE FUND. The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and any excess of net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year- end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF SHAREHOLDERS. Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned your Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short- term capital gains of corporations at the rates applicable to ordinary income. For individual (non-corporate) taxpayers, however, short-term capital gains and ordinary income are taxed at a maximum rate of 38.6% for 2002 while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

STATE AND LOCAL TAX MATTERS. You should consult with your tax advisor about state and local tax matters.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share of the Fund is determined as of the close of the regular trading session on the NYSE no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value is calculated on such earlier or later day as determined by the Advisers. The Fund calculates net asset value per common share of the Fund by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares of the Fund from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

The Fund values its common shares and corporate bonds by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

REPURCHASE OF COMMON SHARES. Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares have in the past and may in the future trade at a discount to their net asset value. The market price of the Fund's common shares is determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's common shareholders do not have the right to have the Fund redeem their common shares, the Fund may take action, from time to time, to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value. See "Repurchase of Common Stock" in the SAI.

CAPITALIZATION. The Charter authorizes the issuance of 250,000,000 shares of Common Stock, par value $0.01 per share. Shareholders recently approved an amendment to the Charter which authorizes the Board, without shareholder approval, to increase the Fund's authorized capital. Pursuant to such amendment, and in connection with the Offering, the Board resolved to increase the authorized capital of the Fund to an aggregate of 250,000,000 shares and to reduce the par value to $0.01 per share. Under the Offering, the Fund will offer ____ additional shares.

RIGHTS WITH REGARD TO DIVIDENDS, VOTING AND LIQUIDATION. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

COMMON STOCK. The Fund has no present intention of offering any additional shares of capital stock other than shares described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's common shareholders.

The Common Stock has traded on the NYSE from between _____, 1974 to April ___, 2002, under the symbol "UIF". From April ___, 2002, to the present, the Common Stock has traded on the NYSE under the symbol "BIF". On

(BaselineDataDate), there were 5,663,892 common shares of the Fund issued and outstanding and the net asset value per common share was (BaselineShareNAV) and the closing price per common share on the NYSE was (ProposedSubscriptionPrice).

PREFERRED STOCK. The Board is authorized to classify and reclassify any unissued shares of Common Stock as part of an issuance of preferred stock. The Board is also authorized to set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares and outstanding preferred shares of the Fund have no preemptive right to purchase any preferred shares that might be issued.

ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS. The Fund presently has provisions in its Charter and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure:

     o The By-Laws permit a director elected by the holders of capital stock to be removed from office with or without cause only by vote of the holders of at least 80% of the shares of capital stock of the Fund entitled to be voted in an election to fill that directorship.

     o The Charter classifies the Board into three classes, each with a term of three years, with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period.

     o The Charter requires the affirmative vote of at least 75% of the votes entitled to be cast by holders of Common Stock to approve, adopt or authorize the following:

          (1) Any conversion from a closed-end to an open-end investment company;

          (2) Any merger or consolidation of the Fund with or into any other person;

          (3) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Fund except for portfolio transactions of the Fund effected in the ordinary course of the Fund's business;

          (4) The issuance or transfer by the Fund (in one transaction or a series of transactions) of any shares of the Fund to any other person in exchange for cash, securities or other property (or a combination thereof) excluding sales of any shares of the Fund in connection with a public offering thereof.

          (5) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

     o The By-Laws contain similar provisions to the above requiring at least eighty percent (80%) of the votes of the Common Stock, in addition to the affirmative vote of at least eighty percent (80%) of the entire Board of Directors, to effect any of the following actions:

          (1) Any conversion from a closed-end to an open-end investment company;

          (2) Any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Charter to terminate the existence of the Fund;

          (3) Any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets;

          (4) Any merger or consolidation of the Fund with or into any other person;

          (5) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Fund except for portfolio transactions of the Fund effected in the ordinary course of the Fund's business; or

          (6) The issuance or transfer by the Fund (in one transaction or a series of transactions) of any shares of the Fund to any other person in exchange for cash, securities or other property (or a combination thereof) excluding sales of any shares of the Fund in connection with a public offering thereof (any one of (4), (5) or (6) are referred to as a "Business Combination").

          Under the By-Laws, the 80% vote of the holders of shares of Common Stock will not be required with respect to the transactions described in (1) through (6) immediately above if they are approved by a vote of at least 80% of the "Continuing Directors" or certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied.

     o The Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or in the 1940 Act, make it more difficult to effect a change in the Fund's business or management and could have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes they are in the best interests of shareholders.

OTHER SERVICE PROVIDERS.

          CUSTODIAN. The Fund's securities and cash are held under a Custodial Agreement with [ ] (the "Custodian"), located at ______________________, pursuant to which the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions. All customary fees of the Custodian are paid by the Administrator.

          TRANSFER AGENT. The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is [_________________________________]. All customary fees of the transfer agent are paid by the Administrator.

          EXPERTS. The data in the "Financial Highlights" section of this Prospectus are based upon financial statements that have been audited by KPMG LLP, located at___________________________, independent auditors, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.

          LEGAL MATTERS. Certain legal matters will be passed on by Willkie Farr & Gallagher, New York, New York, counsel to the Fund in connection with the Offering.

REPORTS TO SHAREHOLDERS. The Fund sends unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

AVAILABLE INFORMATION. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office at 233 Broadway, New York, New York 10279 and its Chicago Regional Office at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE

SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

STATEMENT OF ADDITIONAL INFORMATION. Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund's Co-Administrator, PFPC, Inc. at ______________________. Following is the Table of Contents for the Statement of Additional Information:

             STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS

THE FUND......................................................................1
INVESTMENT OBJECTIVE AND POLICIES.............................................1
INVESTMENT POLICIES AND TECHNIQUES............................................3
MANAGEMENT OF THE FUND........................................................6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...............................9
OWNERSHIP OF THE FUND BY DIRECTORS............................................9
DIRECTOR COMPENSATION........................................................10
COMMITTEES OF THE BOARD OF DIRECTORS.........................................11
CODES OF ETHICS..............................................................12
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................12
REPURCHASE OF SHARES.........................................................13
TAX STATUS...................................................................14
FINANCIAL STATEMENTS.........................................................15
ADDITIONAL INFORMATION.......................................................16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and the State of Colorado, on the ____ day of October, 2002.

                                              BOULDER GROWTH & INCOME FUND, INC.


                                              By:
                                                 -------------------------------
                                                 Stephen C. Miller

                                                 President

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen C. Miller and Carl D. Johns, and each and any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement for the Boulder Growth & Income Fund, Inc. on Form N-2, and to sign any registration statement that is to be effective upon filing pursuant to Rule 462 promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated

                  Subject to completion, dated October 18, 2002

                       BOULDER GROWTH & INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

Boulder Growth & Income Fund, Inc. (the "Fund") is a closed-end, non-diversified management investment company. This statement of additional information does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated ________ __, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before participating in the rights offering described in the Prospectus or otherwise purchasing the Fund's common stock. A copy of the Prospectus may be obtained without charge by calling (____) ____________. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings given to them in the Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information is dated _______ __ , 2002.

                                TABLE OF CONTENTS

THE FUND......................................................................1
INVESTMENT OBJECTIVE AND POLICIES.............................................2
INVESTMENT POLICIES AND TECHNIQUES............................................3
MANAGEMENT OF THE FUND........................................................7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...............................9
OWNERSHIP OF THE FUND BY DIRECTORS...........................................10
DIRECTOR COMPENSATION........................................................11
COMMITTEES OF THE BOARD OF DIRECTORS.........................................11
CODES OF ETHICS..............................................................12
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................12
REPURCHASE OF SHARES.........................................................13
TAX STATUS...................................................................14
FINANCIAL STATEMENTS.........................................................16
ADDITIONAL INFORMATION.......................................................16

                                    THE FUND

The Fund is a non-diversified, closed-end registered investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both dividend paying common stocks and fixed income securities. The Fund typically invests in securities of U.S.-based companies. See "Investment Objective and Policies". From its inception in 1972, the Fund was managed to provide "a high level of current income". However, at a special shareholder meeting held in April 2002, shareholders approved a change in the Fund's investment objective to "total return" as well as a change of the Fund to non-diversified status, and eliminated or changed certain of the Fund's fundamental investment policies. See "Investment Restrictions" below.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both dividend paying common stocks and fixed income securities, such as utilities, real estate investment trusts ("REITs"), registered closed end investment companies ("RICs"), U.S. government securities, preferred stocks and bonds. No assurance can be given that the Fund will achieve its investment objective.

The Fund is a "non-diversified" investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks.

INVESTMENT RESTRICTIONS. A number of the Fund's investment policies have been defined as "fundamental" policies ("Fundamental Policies") by the Prospectus. No Fundamental Policy may be changed without the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. With the exception of the Fundamental Policies, all other policies, statements, objectives, terms and conditions may be changed by the Fund's Board of Directors (the "Board") without shareholder approval. At a special shareholder meeting held on April 26, 2002, shareholders approved proposals eliminating or modifying Fundamental Policies regarding (i) prohibition on investing in REITs, (ii) prohibition on borrowing, (iii) prohibition on pledging assets, (iv) prohibition on issuing senior securities and (v) restrictions on greater-than-5% holdings in a single issuer. Presently, after elimination or modification of these policies, the Fund has the following investment restrictions. It may not:

     1.   Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of issuers conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

     3. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     4. Write, purchase or sell puts, calls, or combinations thereof provided that this shall not preclude the purchase and sale of warrants, rights and convertible securities in accordance with the Fund's policies.

     5. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the SEC, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     6. Invest no more than 20% of its assets in foreign securities, except that the Fund may invest not more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

     7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     8. Purchase or sell real estate, except that the Fund may purchase or sell real estate investment trusts and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     9.   Purchase or sell commodities or commodity contracts.

     10. Make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities as described under "Investment Objective and Policies".

     11. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     12. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933.

     13. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     14. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     15. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings and to the extent related to transactions in which the Fund is authorized to engage.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Fund invests primarily in a portfolio of common stocks and income producing securities such as utilities, REITs, RICs, bonds and preferred stocks.

     COMMON STOCKS. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting common stocks for investment, the Fund expects to focus primarily on domestic United States companies, although the Fund is permitted to invest in companies outside the U.S. subject to the restriction stated above (i.e., no more than 20% of the Fund's assets may be invested in foreign companies). Generally, target companies will have a consistent high return on equity, while using modest amounts of debt relative to their industry. The Fund will seek investments in businesses the Advisers (defined below) understand, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the business' earnings and anticipated growth in earnings. The Fund will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since Boulder Investment Advisers, LLC ("BIA") and Stewart Investment Advisers ("SIA") (collectively, the "Advisers") believe it would be unwise to impose such investment limitations. When the Fund makes an investment in a common stock, it will likely make a significant investment and typically hold onto it for a long period of time. In the long run, the Fund believes that value-type investing will produce the best overall total return.

     INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs, or Real Estate Investment Trusts, are companies dedicating to owning, and usually operating, income producing real estate or to financing real estate. Most REITs are trusts under Sections 856 through 860 of the Internal Revenue Code of 1986 (the "Code"). The Fund may invest up to 25% of its assets in REITs. The Fund intends to invest in REITs primarily for income. As of (BaselineDataDate), the Fund had [ ] of its assets invested in REITs. There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated, depending on the income produced by the underlying properties owned by the REITs. In the normal course of business, REITs face risks that are either non-financial or non-quantifiable. These risks principally include credit risk as well as legal risk. Because most REITs are typically financed with debt instruments, they are also interest rate sensitive.

     INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES ("RICs") . The Fund may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may, from time to time, invest in other closed-end RICs when they are trading at a discount, and when market conditions seem appropriate to the Advisers. As of (BaselineDataDate), the Fund had [ ]% of its assets invested in RICs. The Fund intends to normally invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. Dividend paying closed-end RICs can also trade at substantial discounts to their net asset value. Such RICs typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. RICs also have expenses associated with management of the fund. To the extent that the Fund invests in other RICs, the Fund's shareholders will indirectly be incurring expenses for both the Fund and for that portion of the Fund's assets invested in other RICs. However, even operating companies also incur expenses in their daily operations. Profits are reported net of these expenses, and RICs are no different in that respect. RICs fall under the auspices of the 1940 Act, which requires disclosure of expenses and calculation of net asset value ("NAV") net of expenses. Despite this, the Advisers deem the "double-expense" to have a minimal impact when compared to the discount at which the Fund may buy other RICs. In the case of RICs that specialize in bonds, the primary risk is interest rate risk. The NAV and market value of RICs will fluctuate with the value of the underlying assets.

     BONDS. Prior to April 26, 2002, the Fund was called USLife Income Fund, Inc. and was virtually 100% invested in corporate bonds. After the Fund changed its investment objective on April 26, 2002, the Advisers liquidated a substantial portion all of the Fund's bond portfolio. As of (BaselineDataDate) the Fund had only [ ]% of its assets invested in bonds. The Fund intends to continue to liquidate most of its remaining bond holdings as appropriate and does not anticipate making significant investments in bonds in the future.

     PREFERRED STOCKS. The Fund may invest in preferred stocks. Generally, preferred stockholders receive dividends prior to distributions on common stock and have a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. The Fund may, from time to time, invest in preferred stocks that are rated investment grade by Moody's Investment Services ("Moody's") and Standard & Poor's ("S&P") at the time of investment or whose issuer's senior debt is rated investment grade by Moody's or S&P at the time of investment, although the Fund is not limited to investments in investment grade preferreds. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

     MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 20% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors.. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by (S & P); and repurchase agreements.

     REPURCHASE AGREEMENTS. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     GOVERNMENT SECURITIES. The Fund may invest in government securities that include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Also included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

     ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

BORROWINGS. Although it has no present intention of doing so, the Fund reserves the right to borrow funds to the extent permitted by its Fundamental Policies. See "Investment Restrictions" above. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Fund. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

LENDING OF SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

OTHER INVESTMENT TECHNIQUES AND POLICIES

LEVERAGE. At a Special Meeting held in April 2002, shareholders approved the elimination or modification of certain of the Fundamental Policies, thus allowing the Fund to leverage its portfolio. At the annual meeting on October 1, 2002, shareholders approved an amendment to the Charter that would permit the Fund to issue preferred stock which could be used to leverage the portfolio. Management believes that well-managed leverage can have a beneficial effect on shareholders' total return. If properly managed, leverage can provide enough additional income to pay a substantial portion of Fund expenses, if there is enough of a positive spread between the borrowed money and the return on the assets acquired with such moneys. Although the Fund will likely focus its use of leverage on producing income, the Fund may also purchase other income producing securities (e.g., RICs, REITs and dividend-paying common stocks) or non-dividend-paying common stocks for long-term appreciation. The Fund is limited in its use of leverage to the maximum amount permitted by law, which is the limit contained in Section 18 of the 1940 Act. The Fund would leverage through the issuance of preferred stock or borrowing. Depending on how leverage might be structured, the leverage may, in certain circumstances, require shareholder approval. Presently, although there are no current proposals for leveraging the Fund, upon consideration and approval by the Board, the Fund can borrow from banks, institutions or other entities, such as through margin purchases or reverse repurchase agreements.

     RISKS ASSOCIATED WITH LEVERAGE. The Fund is authorized to borrow money from banks and other entities in an amount equal to up to 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes. Borrowings create leverage, which is a speculative characteristic. Although the Fund may borrow continuously, it will do so only when management believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund.

Borrowing by the Fund will create an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging resulting from borrowing will magnify declines as well as increases in the net asset value of the Common Stock and in the net return on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if borrowing was not used. Conversely, however, if the return from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net return of the Fund will be less than if borrowings were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

The Fund expects that, if it determines to borrow, some or all of its borrowings may be made on a secured basis. If they are, the Fund's custodian will either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the investment adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, with its custodian or a designated sub-custodian containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

The Fund may, in addition to engaging in the transactions described above, borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases, tender offers or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

                             MANAGEMENT OF THE FUND

The Fund's board of directors (the "Board") is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are five directors of the Fund. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth in the tables below:

INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of Funds in
                           Position, Length of                                                              Fund Complex
                          Term Served, and Term   Principal Occupation(s) and Other Directorships held      Overseen by
  Name, Address*, Age           of Office                     During the Past Five Years                     Director
---------------------------------------------------------------------------------------------------------------------------
Disinterested Directors
---------------------------------------------------------------------------------------------------------------------------
Alfred G. Aldridge, Jr.   Director of the Fund    Retired;  from 1982-2002, Sales Manager of                     2
Brig. Gen. (Retired)      since January 2002.     Shamrock Foods Fund; Director of the Fiesta
Cal. Air National Guard   Current term expires    Bowl, Tempe, AZ since 1997.  Director,
Age: 65                   at Annual Meeting for   Boulder Total Return Fund, Inc., since 1999.
                          2004

Richard I. Barr           Director of the Fund    Retired; from 1963-2001, Manager of                            2
Age: 64                   since January 2002.     Advantage Sales and Marketing, Inc.
                          Current term expires    Director, Boulder Total Return Fund, Inc.,
                          at Annual Meeting for   since 1999; Director, First Financial Fund,
                          2004                    Inc., since 2001.

Joel W. Looney            Director of the Fund    Partner, Financial Management Group, LLC                       2
Age: 40                   since January, 2002.    since July 1999.  Director, Boulder Total
                          Current term expires    Return Fund, Inc., since January 2001.
                          at Annual Meeting for
                          2003
Interested Directors**
---------------------------------------------------------------------------------------------------------------------------
Susan L. Ciciora          Director of the Fund    Owner, Superior Interiors (interior design                     2
Age: 38                   since January 2002.     for custom homes) since 1995; Corporate
                          Current term expires    Secretary, Ciciora Custom Builders, LLC
                          at Annual Meeting for   since 1995;  Trustee of the Brown Trust and
                          2003                    the EH Trust.  Director, Boulder Total
                                                  Return Fund, Inc., since November 2001.

Stephen C. Miller         Director and Chairman   President and General Counsel of  Boulder                      2
Age: 49                   of the Board since      Investment Advisers, LLC ("BIA"); Manager,
                          January 2002.           Fund Administrative Services, LLC ("FAS");
                          President of the        Vice President of  Stewart Investment
                          Fund.  Current term     Advisers ("SIA"); Director, Chairman of the
                          expires at Annual       Board and President of Boulder Total Return
                          Meeting for 2005        Fund, Inc., since 1999. President and
                                                  General Counsel, Horejsi, Inc. (liquidated
                                                  in 1999); General Counsel, Brown Welding
                                                  Supply, LLC (sold in 1999); Of  Counsel,
                                                  Krassa & Miller, LLC since 1991.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of the BIA and FAS. See "Benefit to Advisers and Administrator" below.

From the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust. The Mildred Horejsi Trust, the EH Trust and the other trusts and business entities affiliated with the Horejsi family are referred to herein as the "Horejsi Affiliates".

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 23, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.

--------------------------------------------------------------------------------------------------------
                        Position, Length of
                     Term Served, and Term of     Principal Occupation(s) and Other Directorships held
Name, Address, Age            Office                           During the Past Five Years
--------------------------------------------------------------------------------------------------------

Carl D. Johns        Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,    Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800            Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301    and Treasurer since        Total Return Fund, Inc., since 1999; Employee of
Age: 39              January 2002.  Appointed   Flaherty & Crumrine Incorporated prior to December 31,
                     annually.                  1998; Assistant Treasurer of   Preferred Income
                                                Management Fund Incorporated, Preferred Income Fund
                                                Incorporated and Preferred Income Opportunity Fund
                                                Incorporated prior to December 31, 1998.

Stephanie Kelley     Secretary since January    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,    2002.  Appointed           October 27, 2000; Assistant Secretary and Assistant
Suite 800            annually.                  Treasurer of various Horejsi Affiliates; employee of FAS
Boulder, CO 80301                               since March 1999.
Age:  45

In January 2002, the Board was presented with and considered an extensive proposal from the Advisers (then, the proposed advisers) recommending, among other things, a change in the Fund's investment adviser, changing the Fund to a non-diversified fund, changing the Fund's investment objective and eliminating or changing certain of the Fund's fundamental investment policies (the "Restructuring Proposal"). The Restructuring Proposal represented the recommendation by the Advisers and Stewart R. Horejsi on behalf of the Horejsi Affiliates. Throughout the process of considering the Restructuring Proposal, the Board was advised by counsel to the Fund and separate counsel retained by the non-interested members of the Board.

Extensive materials were presented to and evaluated by the Board with regard to each aspect of the Restructuring Proposal. With regard to the proposal to approve new investment co-advisers (i.e., BIA and SIA, two companies controlled by the Horejsi Affiliates, which engage Stewart R. Horejsi as their portfolio manager), extensive written materials were also presented to the Board. Those materials included information about BIA and SIA, their personnel, financial condition, compliance and systems capability and related matters. The Board also reviewed extensive audited and unaudited performance data with respect to the Advisers' management of Boulder Total Return Fund, Inc. ("BFT"), including calendar year, fiscal year and 12-month total returns, returns on NAV and returns on market, and BTF's performance rank with Lipper Analytical Services ("Lipper") in a broad range of closed and open-end fund categories. In addition, the Board reviewed a report prepared by an independent accounting firm showing the investment performance achieved by Mr. Horejsi with respect to his family's portfolio of securities over a 10-year period ending 12/31/98. Cognizant of the fact that the Advisers had a relatively limited operating history with respect to advising a registered investment company, the Board carefully considered the capability of those parties to advise the Fund. The Board noted that the past performance of the Advisers is not necessarily indicative of future performance.

The Board also considered the reasonableness of the proposed fees to be paid to the Advisers. In this regard, the Board took note that the proposed fee is identical to that paid to the Advisers by BTF and that the Fund is expected to be managed over time in much the same way as BTF (i.e., with "total return" being the Fund's objective), although some of the Fund's investment policies vis-a-vis BTF may differ. The Board also reviewed materials and reports supporting the reasonableness of the proposed fee, including data prepared by Lipper showing fees charged by funds investing in common stocks, expense ratios for those funds and profitability data of SIA and BIA assuming the approval of the proposed fee. In light of the possibly extended timetable for investing Fund assets in common stocks, the Board negotiated a waiver of a portion of the proposed fee until such time as at least 50% of Fund assets were invested in common stocks, which included investments in REITs and common stock of registered investment companies ("RICs").

Prior to and throughout the process of considering the Restructuring Proposal, the Board held extensive discussions with Mr. Horejsi and representatives of the Advisers. In the final analysis, the Board gave considerable weight to the views of Mr. Horejsi, as a major Fund shareholder. Nonetheless, the Board carefully evaluated the impact of the Restructuring Proposal on other holders of the Fund's common stock. The Board recognized that the proposed changes in investment objective and policies might be disadvantageous to certain shareholders, including those shareholders seeking regular monthly dividends or lower volatility of net asset value. They also recognized that the Fund's expense ratio would increase. The Board considered these disadvantages to be outweighed by the potential long-term benefits to be derived from common stock investing. The Board also believed that the changes were an appropriate and reasonable response to the recommendations of the Horejsi Affiliates. On January 23, 2002, the Directors of the Fund, including the non-interested directors, unanimously approved the Restructuring Proposal. At the same meeting, the Board approved interim advisory agreements engaging the Advisers to manage the Fund's assets on an interim basis pending the outcome of shareholder support of the Restructuring Proposal. On April 26, 2002, shareholders approved the Advisers consistent with the 1940 Act.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of August 23, 2002 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock.

                                 Number of Shares     Number of Shares         Percentage
     Name of Owner*               Directly Owned     Beneficially Owned    Beneficially Owned
--------------------------------------------------------------------------------------------
Ernest Horejsi Trust  No. 1B                             1,171,400              20.68%
Badlands Trust Company                                    --**                  20.68%
Stewart R. Horejsi Trust No. 2                            --**                  20.68%
Aggregate Shares Owned**                                 1,171,400              20.68%

----------
* The address of each listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Excludes shares owned by the Ernest Horejsi Trust No. 1B (the "EH Trust"). Badlands Trust Company ("Badlands") is one of three trustees of the EH Trust. Badlands is a trust company organized under the laws of South Dakota and is wholly owned by the Stewart R. Horejsi Trust No. 2, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned by the EH Trust. Together with Larry Dunlap and Badlands, Ms. Ciciora is a trustee of the EH Trust and also one of the beneficiaries of the EH Trust. Mr. Miller is an officer and director of Badlands. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Ms. Ciciora and Mr. Miller each disclaim beneficial ownership of such shares.

The EH Trust, Badlands and the Stewart R. Horejsi Trust No. 2, as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of _____________, Cede & Co., a nominee partnership of the Depository Trust Fund, held of record, but not beneficially, [4,429,471] shares or [78.2]% of Common Stock outstanding of the Fund.

As of _____________, the executive officers and directors of the Fund, as a group, owned [1,185,450] shares of the Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 20.93% of Common Stock.

                       OWNERSHIP OF THE FUND BY DIRECTORS.

Set forth in the following table are the Directors of the Fund, together with the dollar range of equity securities beneficially owned by each Director or nominee in the Fund as of _________, 2002, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Advisers).

----------------------------------------------------------------------------------------------
                                                                 Aggregate Dollar Range of
                                                                Equity Securities in All Funds
                                       Dollar Range of Equity   in the Family of Investment
Disinterested Directors and Nominees   Securities in the Fund          Companies
----------------------------------------------------------------------------------------------
      Alfred G. Aldridge, Jr.               Under $10,000              $10,001 to $50,000

          Richard I. Barr
                                            Under $10,000                Over $100,000
          Joel W. Looney
                                            Under $10,000              $10,001 to $50,000
 Interested Directors and Nominees
----------------------------------------------------------------------------------------------
         Susan L. Ciciora                  Over $100,000+                Over $100,000


         Stephen C. Miller
                                           Over $100,000++               Over $100,000

'D' 1,171,400 shares of the Fund are held by the EH Trust. Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such shares. Ms. Ciciora disclaims all such beneficial ownership.
       Ms. Ciciora directly owns 2,500 shares of the Fund.

'D''D' Mr. Miller directly owns 5,600 shares of the Fund and indirectly owns and controls 2,800 shares of the Fund through his membership in Erma Miller, LLC. Mr. Miller is also a director and officer of Badlands Trust Fund. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the shares directly and beneficially held by EH Trust and Badlands Trust Fund. Mr. Miller disclaims beneficial ownership of such shares.

None of the disinterested Directors or their family members owned beneficially or of record any securities of the Fund's advisers or any person directly or indirectly controlling, controlled by, or under common control with the advisers.

As of October ___, 2002, the officers and members of the Board owned, in the aggregate, _______ shares of the Fund's common stock.

                             DIRECTOR COMPENSATION.

The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended June 30, 2002. No persons (other than the "independent" Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                          Aggregate Compensation
        Name of Person and            from the Fund Paid to Directors    Total Compensation from the Fund
      Position with the Fund            Fiscal Year Ending 6/30/02      and Fund Complex Paid to Directors
----------------------------------------------------------------------------------------------------------
Alfred G. Aldridge, Jr., Director                  $6,000                       $29,500 (2 funds)

Richard I. Barr, Director                          $6,000                       $29,500 (2 funds)

Joel W. Looney, Director                           $6,000                       $29,500 (2 funds)

Susan L. Ciciora, Director                         $    0                       $     0

Stephen C. Miller, President of the                $    0                       $     0
Fund, Chairman of the Board and
Director

Prior to January 28, 2002, each Director of the Fund who was not an officer of the Fund received a fee of $2,000 per annum plus $1,000 for each in-person meeting, and $250 for each telephone meeting. In addition, the Audit Committee and Nominating Committee members received an additional $250 for each committee meeting attended. Committee chairs received an additional $375 for each committee meeting chaired.

As of January 28, 2002, each Director of the Fund who is not a Director, officer or employee of the Advisers, or any of their affiliates, receives a fee of $3,000 for each in-person meeting, and $500 for each telephone meeting, constituting their full compensation. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board held seven meetings (three of which were held by telephone conference call) during the fiscal year ended June 30, 2002. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended June 30, 2002 amounted to $49,706.1

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board adopted a written charter for the Audit Committee on January 23, 2002. The Audit Committee met three times during the fiscal year ended June 30, 2002.

In connection with the audited financial statements as of and for the year ended June 30, 2002 included in the Fund's Annual Report for the year ended June 30, 2002 (the "Annual Report"), at a meeting held on August 12, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

NOMINATING COMMITTEE. The Board has a Nominating Committee consisting of Messrs. Looney, Aldridge and Barr which is responsible for considering candidates for election to the Board in the event a position is vacated or created.

----------
1    Former Directors of the Fund (i.e., prior to January 28, 2002) were Timothy
     J. Ebner, Gustavo E. Gonzales, Jr., Ben H. Love , Judith L. Craven, Dr. Norman Hackerman, John W. Lancaster and F. Robert Paulsen. Between July 1, 2001 and December 31, 2001 such directors were paid $31,706.

The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the fiscal year ended June 30, 2002. The Fund does not have a compensation committee.

                                 CODES OF ETHICS

The Fund and the Advisers have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-(202)-942-8090 and these codes of ethics are available on the EDGAR database on the Commission internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Compensation to the Advisers and Administrators. Information is provided in the Prospectus concerning the Advisers and Administrators and their agreements with the Fund. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Fund are as follows:

                                                Fees Paid
                                            ------------------
Name of Entity                              2000   2001   2002*
--------------------------------------------------------------
Boulder Investment Advisers, LLC             $0     $0
Stewart Investment  Advisers (aka Stewart
West Indies Trading                          $0     $0
Company, Ltd.)
Fund Administrative Services, LLC            $0     $0
PFPC, Inc. (Co-Administrator)**              $0     $0


* From _________, 2002 (the date the Advisers and Administrator commenced providing services to the Fund) through June 30, 2002.

** PFPC, Inc. is a co-administrator to the Fund under a Co-Administration Agreement between Fund Administrative Services, LLC and PFPC, Inc.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisers are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Fund may purchase certain money market instruments directly from an issuer in which case no commissions or discounts are paid. During the last three fiscal years, the Fund paid $______, $______ and $______ in brokerage commissions. The increase in brokerage commissions in the last fiscal year is due to the change in the Fund's investment focus from primarily corporate bonds to a combination of common stocks and fixed income securities. No separate brokerage commission is typically paid on bond transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm.

The Advisers are responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the amount of difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisers more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services, although the Fund does not typically rely on such reserach. Consideration may also be given to the sale of shares of the Fund. However, it is not the policy of the Advisers, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisers are able to fulfill their obligations to furnish a continuous investment program to the Fund without receiving research from brokers; however, it considers access to such information as an element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisers, and does not reduce the Advisers' normal research activities in rendering investment advice. It is possible that the Advisers' expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

Currently, the Advisers manage two investment companies: the Fund and the Boulder Total Return Fund, Inc. However, if the Advisers were to manage other accounts, investment decisions for the Fund would be made independently from those of such other accounts; however, from time to time, the same investment decision might be made for more than one company or account. If two or more accounts were to seek to purchase or sell the same securities, the securities actually purchased or sold would be allocated among the companies and accounts on a good faith equitable basis by the Advisers in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.

Although the investment co-advisory agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than [_____%] excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended June 30, 2001 and June 30, 2002, the Fund's portfolio turnover rates were [ %] and [ %]. The increase in turnover rate is due to a transitioning of the Fund's corporate bond investments to common stocks consistent with the Fund's new investment objective.

                              REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its common shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is a function of several factors, including net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, dividend stability, dividend levels (which are in turn affected by expenses), and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (a "Discount"), the Board may consider actions that might be taken to reduce or eliminate any material Discount in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any Discount.

If the Fund should issue preferred stock in the future, the Fund's ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by various rating agencies. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund's common stock trading at a price that is close to, equal to or above net asset value. The Fund may borrow to finance repurchases and/or tender offers. Any tender offer made by the Fund for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.

Although the decision to take action in response to a Discount will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX STATUS

The Fund has qualified and elected, and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. To qualify for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus. If in any year the Fund should fail to qualify for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year without any deduction for distributions paid to its shareholders, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the Fund's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Distributions to shareholders derived from the Fund's ordinary income and net short-term capital gains, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or AMPS. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

The sale or other disposition of common shares will normally result in capital gain or loss to shareholders if such shares are held as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

The Fund is required in certain circumstances to backup withhold 30% of taxable dividends and certain other payments paid to non-corporate registered holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income tax consequences of purchasing, holding and disposing of Fund shares, as well as any related state, local and foreign tax consequences.

                              FINANCIAL STATEMENTS

INDEPENDENT AUDITORS. KPMG LLP ("KPMG"), at___________________________, has served as independent accountants for the Fund since January 23, 2003, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2002. The financial statements and independent auditors report incorporated by reference into this statement of additional information have been so incorporated and the financial highlights included in the Prospectus have been so included in reliance upon the report of KPMG given on their authority as experts in auditing and accounting.

INCORPORATION BY REFERENCE. The Fund's Portfolio of Investments, dated _______________, 2002 (audited); Statement of Assets and Liabilities, dated
_______________, 2002 (audited); Statement of Operations for the year ended
_______________, 2002 (audited); Statement of Changes in Net Investment Assets for the two years ended _______________, 2002 (audited) and the independent auditors report included in the Fund's Annual Report for the fiscal year ended _______________, 2002, which accompany this statement of additional information, are incorporated herein by reference. The Fund will furnish, without charge, a copy of the Annual Report upon written request to PFPC Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by calling 1-800-331-1710.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Part C. Other Information.

Item 24. Financial Statements and Exhibits

     1.   Financial Statements:

          a. Financial Statements included in Part A (Prospectus) of this Registration Statement:

          b. Financial Statements included in Part B (Statement of Additional Information) of this Registration Statement.

                    i.   Report of Independent Accountants.*

                    ii. Statement of assets and liabilities as of June 30, 2002.*

                    iii. Statement of operations for the year ended June 30,
                         2002.*

                    iv. Statement of cash flows for the year ended June 30, 2002.*

                    v. Statement of changes in net assets for each of the years ended June 30, 2002.* and 2001.*

                    vi.  Schedule of Investments as of September 30, 2002.*

* Incorporated herein by reference to the Registrant's Form N30-D filed on August 21, 2002, for year ending June 30, 2002.

     2.   Exhibits

          a.   Fund's Charter

                    i.   Articles of Incorporation of the Fund**

                    ii.  Articles of Amendment dated October 9, 1991**

                    iii. Articles of Amendment dated November 24, 1998**

                    iv.  Articles Supplementary dated January 27, 2000**

                    v.   Articles of Amendment dated April 26, 2002**

                    vi.  Articles of Amendment dated October ___ 2002**

                    vii. Articles of Amendment dated October ___, 2002**

          b.   Amended and Restated By-laws of the Fund**

          c.   Not applicable

          d.   Specimen certificate for common shares**

          e.   Not applicable

          f.   Not applicable

          g.   Investment Advisory Agreements

                    i. Investment Advisory between the Fund and Boulder Investment Advisers, L.L.C. ("BIA")**

                    ii. Investment Advisory Agreement between the Fund and Stewart Investment Advisers, Ltd. ("SIA")**

          h.   Not applicable

          i.   Deferred Compensation Plan of Kalman J. Cohen, Director.**

          j. Custody Agreement between the Fund and State Street Bank and Trust Company**

          k.   Other Agreements

                    i. Transfer Agency Agreement between the Fund and the Mellon Investor Services, LLC**

                    ii. Administration Agreement between the Fund and Fund Administrative Services, LLC.**

                    iii. Co-Administration Agreement between the Fund
                         Administrative Services, LLC and PFPC, Inc. (the "Co-Administration Agreement")**

                    iv. Information Agent Fee Agreement among the Fund and Georgeson Shareholder


                                 Part C Page 1

                         Communication. **

                    v. Subscription Agent Fee Agreement among the Fund and Equiserve, Inc.**

          l.   Opinions of Counsel

                    i.   Opinion and consent of Willkie Farr & Gallagher**

                    ii. Opinion and consent of Venable, Baetjer and Howard, LLP**

          m. Consent to Service of Process with respect to Stewart West Indies Trading Company, Ltd. (SIA)**

          n.   Consent of PricewaterhouseCoopers L.L.P. **

          o.   Not applicable

          p.   Form of Purchase Agreement between the Fund and [ ] **

          q.   Not applicable

          r.   Code of Ethics of the Fund, BIA and SIA**

          s.   Power of attorney (included on signature page)

          t.   Financial Data Schedule (EDGAR version only)

**   To be filed by amendment.

Item 25. Marketing Arrangements. Not Applicable.

Item 26. Other Expenses of Issuance and Distribution. The Fund expects to incur approximately $229,000 of expenses in connection with the Offering. The following table identifies the significant expenses associated with the Offering.

NYSE Fees                                            $ 19,600
Printing Costs                                       $ 12,500
Fees and  Expenses  of  Qualification  Under State   $  5,000
Securities Laws
Auditing Fees and Expenses                           $  5,000
Legal Fees and Expenses                              $ 70,000
Subscription Agent Expense                           $ 62,500
Information Agent Expenses                           $ 18,000
Street Account Proxy - Direct Bill from ADP          $  8,125
Underwriter Expenses                                 $     --
Postage and Delivery Charges                         $ 20,000
Miscellaneous                                        $  8,500
TOTAL ESTIMATED COSTS                                $229,225

Item 27. Persons controlled by or under common control with the Fund. None.

Item 28. Number of Holders of Shares.

Title of Class                           Record Holders as of_______, 2002
--------------------------------------------------------------------------
Common Stock, par value $.01 per share                  4,455
--------------------------------------------------------------------------

Item 29. Indemnification. Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Registrant's Articles of Incorporation (to be filed as an Exhibit to this Registration Statement), Article 5.2 of the Registrant's By-laws (to be filed as an Exhibit to this Registration), the Investment Advisory Agreements (to be filed as Exhibits to this Registration Statement) provide for indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,


                                 Part C Page 2
unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Investment Adviser. Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by each of BIA and SIA pursuant to the Investment Advisers Act of 1940, as amended.

Item 31. Location of Accounts and Records.

Fund Administrative Services, L.L.C.   Administrator
1680 38th Street (Suite 800)
Boulder, CO 80301

PFPC Inc.                              Co-Administrator
P.O. Box 1376
Boston, MA 02104

Mellon Investor Services LLC           Transfer Agent
P.O. Box 3315
South Hackensack, NJ 07606
or
85 Challenger Road
Ridgefield Park, NJ 07660

State Street Bank and Trust Company    Custodian
225 Franklin Street
Boston, Massachusetts 02110

Item 32. Management Services. Not applicable.

Item 33. Undertakings

     1. The Registrant hereby undertakes to suspend the offering of the Rights until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant hereby undertakes that:

          a. for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.


                                 Part C Page 3

                                 Part C Page 4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and the State of Colorado, on the 17th day of October, 2002.

                                         BOULDER GROWTH & INCOME FUND, INC.


                                         By:  /s/ Stephen C. Miller
                                              ----------------------------
                                              President

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen C. Miller and Carl D. Johns, and each and any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement for the Boulder Growth & Income Fund, Inc. on Form N-2, and to sign any registration statement that is to be effective upon filing pursuant to Rule 462 promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated

Signature                     Title                                               Date
--------------------------------------------------------------------------------------------------

                              Director, Chief Executive Officer, President and    October 17, 2002
/s/ Stephen C. Miller         Chairman of the Board

/s/ Susan L. Ciciora          Director                                            October 17, 2002

/s/ Joel L. Looney            Director                                            October 17, 2002

/s/ Alfred G. Aldridge, Jr.   Director                                            October 17, 2002

/s/ Richard I. Barr           Director                                            October 17, 2002

/s/ Carl D. Johns             Chief Financial Officer, Chief                      October 17, 2002
                              Accounting Officer, Vice President and Treasurer


                                 Part C Page 5




                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as................................'D'
The double dagger symbol shall be expressed as.........................'DD'